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                                                                    Exhibit 10.8

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF MIDDLESEX

Recording requested by:

And when recorded mail to:

Otten, Johnson, Robinson,
   Neff & Ragonetti, P.C.
950 Seventeenth Street
Suite 1600
Denver, Colorado 80202

Attention: Mark F. Copertino, Esq.

                  MORTGAGE, SECURITY AGREEMENT, FIXTURE FILING,
                              FINANCING STATEMENT
                       AND ASSIGNMENT OF LEASES AND RENTS
                            (WITH LEASEHOLD ADDENDUM)

         THIS MORTGAGE, SECURITY AGREEMENT, FIXTURE FILING, FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS (this "Mortgage") is executed as of November 21, 2003, by KS PARCEL D, LLC, a Delaware limited liability company ("Mortgagor"), in favor of, and for the use and benefit of, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation ("Mortgagee").

                                    ARTICLE 1
                       PARTIES, PROPERTY, AND DEFINITIONS

         The following terms and references shall have the meanings indicated:

         1.1 CHATTELS: All goods, fixtures, inventory, equipment, building and other materials, supplies, and other tangible personal property of every nature, whether now owned or hereafter acquired by Mortgagor, used, intended for use, or reasonably required in the construction, development, or operation of the Property, together with all accessions thereto, replacements and substitutions therefor, and proceeds thereof.

         1.2 DEFAULT: Any matter which, with the giving of notice, passage of time, or both, would constitute an Event of Default.

         1.3 ENVIRONMENTAL INDEMNITY AGREEMENT: The Environmental Indemnity Agreement of even date herewith made by Mortgagor and Guarantor for the benefit of Mortgagee.

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         1.4 ERISA: The Employee Retirement Income Security Act of 1974, as
amended, together with all rules and regulations issued thereunder.

         1.5 EVENT OF DEFAULT: As defined in ARTICLE 6.

         1.6 GENZYME: Genzyme Corporation, a Massachusetts corporation.

         1.7 GENZYME LEASE: The Lease dated as of August 28, 2000 between Kendall Square, LLC, a Delaware limited liability company ("Kendall Square"), and Genzyme, as assigned by Kendall Square to KS Parcel A/D, LLC, a Delaware limited liability company, pursuant to an Assignment of Leases, Contracts and Warranties and Permits dated as of July 17, 2002, as assigned by KS Parcel A, LLC, a Delaware limited liability company (f/k/a KS Parcel A/D, LLC), to Mortgagor pursuant to an Assignment of Leases, Contracts and Warranties and Permits dated as of November 27, 2002, as amended by First Amendment to Lease dated as of August 1, 2003, and as further amended from time to time.

         1.8 GUARANTOR: The Lyme Timber Company, a New Hampshire limited partnership.

         1.9 GUARANTY AGREEMENT: The Guaranty Agreement of even date herewith made by Guarantor for the benefit of Mortgagee.

         1.10 INSURANCE AGREEMENT: The Agreement Concerning Insurance Requirements of even date herewith executed by Mortgagor for the benefit of Mortgagee.

         1.11 INTANGIBLE PERSONALTY: The right to use all trademarks and trade names and symbols or logos used in connection therewith, or any modifications or variations thereof, in connection with the operation of the improvements existing or to be constructed on the Property to the extent now owned or hereafter acquired by Mortgagor, together with all accounts, deposit accounts, letter of credit rights, investment property, monies in the possession of Mortgagee (including without limitation proceeds from insurance, retainages and deposits for taxes and insurance),, Permits, contract rights (including, without limitation, rights to receive insurance proceeds) and general intangibles (whether now owned or hereafter acquired, and including proceeds thereof) relating to or arising from Mortgagor's ownership, use, operation, leasing, or sale of all or any part of the Property, specifically including but in no way limited to any right which Mortgagor may have or acquire to transfer any development rights from the Property to other real property, and any development rights which may be so transferred.

         1.12 LEASE CERTIFICATE: The certificate of even date herewith made by Mortgagor to Mortgagee concerning Leases.

         1.13 LEASES: Any and all leases, subleases and other agreements, including, without limitation, the Genzyme Lease, under the terms of which any person other than Mortgagor has or acquires any right to occupy or use the Property, or any part thereof.

         1.14 LOAN: The loan from Mortgagee to Mortgagor evidenced by the Note.

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         1.15 LOAN DOCUMENTS: The Note, all of the deeds of trust, mortgages and other instruments and documents securing or executed and delivered in connection with the Note, including this Mortgage, the Insurance Agreement, the Environmental Indemnity Agreement, the Guaranty Agreement, the Lease Certificate and each other document executed or delivered in connection with the transaction pursuant to which the Note has been executed and delivered. The term "Loan Documents" also includes all modifications, extensions, renewals, and replacements of each document referred to above.

         1.16 MORTGAGEE: The Mortgagee named in the introductory paragraph of this Mortgage, whose legal address is c/o AIG Global Investment Corp., 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022, together with any future holder of the Note.

         1.17 MORTGAGOR: The Mortgagor named in the introductory paragraph of this Mortgage (Taxpayer Identification No. 02-0519064; Organizational I.D. No. 3564429), whose legal address is 101 Main Street, 18th Floor, Cambridge, Massachusetts 02142, together with any future owner of the Property or any part thereof or interest therein.

         1.18 NOTE: Mortgagor's promissory note of even date herewith, payable to the order of Mortgagee in the principal face amount of $75,000,000.00, the last payment under which is due on December 1, 2018, or, if extended by Mortgagee pursuant to its terms, December 1, 2023, unless such due date is accelerated, together with all renewals, extensions and modifications of such promissory note. All terms and provisions of the Note are incorporated by this reference in this Mortgage.

         1.19 PERMITS: All permits, licenses, certificates and authorizations necessary for the beneficial development, ownership, use, occupancy, operation and maintenance of the Property (other than any required to be obtained by any tenant(s) of the Property).

         1.20 PERMITTED EXCEPTIONS: The matters (excluding matters of survey) set forth in Schedule B-I of the title insurance policy insuring the lien created by this Mortgage, in form and substance satisfactory to, and accepted by, Mortgagee, that Mortgagor has caused to be delivered to Mortgagee in connection with the Loan.

         1.21 PROPERTY: The tract or tracts of land described in Exhibit A attached, together with the following:

                  (a) All buildings, structures, and improvements now or hereafter located on such tract or tracts, as well as all rights-of-way, easements, and other appurtenances thereto;

                  (b) All of Mortgagor's right, title and interest in and to any land lying between the boundaries of such tract or tracts and the center line of any adjacent street, road, avenue, or alley, whether opened or proposed whether now owned or hereafter acquired by Mortgagor;

                  (c) All of the rents, income, receipts, revenues, issues and profits of and from such tract or tracts and improvements;

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                  (d) All (i) water and water rights (whether decreed or
undecreed, tributary, nontributary or not nontributary, surface or underground, or appropriated or unappropriated); (ii) ditches and ditch rights; (iii) spring and spring rights; (iv) reservoir and reservoir rights; and (v) shares of stock in water, ditch and canal companies and all other evidence of such rights, which are now owned or hereafter acquired by Mortgagor and which are appurtenant to or which have been used in connection with such tract or tracts or improvements;

                  (e) All minerals, crops, timber, trees, shrubs, flowers, and landscaping features now or hereafter located on, under or above such tract or tracts;

                  (f) All machinery, apparatus, equipment, fittings, fixtures (whether actually or constructively attached, and including all trade, domestic, and ornamental fixtures, but excluding any such items owned by tenants under Leases) now owned or hereafter acquired by Mortgagor and now or hereafter located in, upon, or under such tract or tracts or improvements and used or usable in connection with any present or future operation thereof, including but not limited to all heating, air-conditioning, freezing, lighting, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards; plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, cooking, and communications apparatus; boilers, water heaters, ranges, furnaces, and burners; appliances; vacuum cleaning systems; elevators; escalators; shades; awnings; screens; storm doors and windows; stoves; refrigerators; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies; and all additions thereto and replacements therefor;

                  (g) All development rights associated with such tract or tracts, whether previously or subsequently transferred to such tract or tracts from other real property or now or hereafter susceptible of transfer from such tract or tracts to other real property;

                  (h) All awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, injury to, or decrease in the value of, any of such property, but excluding any such awards or payments properly due and payable to tenants under Leases; and

                  (i) All other and greater rights and interests of every nature in such tract or tracts and in the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Mortgagor.

         1.22 SECURED OBLIGATIONS: All present and future obligations of Mortgagor to Mortgagee evidenced by or contained in the Note, the Environmental Indemnity Agreement, this Mortgage and all other Loan Documents, whether stated in the form of promises, covenants, representations, warranties, conditions, or prohibitions or in any other form. If the maturity of the Note secured by this Mortgage is accelerated, the Secured Obligations shall include an amount equal to any prepayment premium which would be payable under the terms of the Note as if the Note were voluntarily prepaid in full on the date of the acceleration.

         1.23 SERVICER. Mortgagee's servicer for the Loan, as designated by Mortgagee from lime to time.

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                                    ARTICLE 2
                                GRANTING CLAUSE

         2.1 GRANT TO MORTGAGEE. As security for the Secured Obligations, Mortgagor hereby grants, bargains, sells, conveys, mortgages, and warrants with MORTGAGE COVENANTS unto Mortgagee the entire right, title, interest, and estate of Mortgagor in and to the Property, whether now owned or hereafter acquired; TO HAVE AND TO HOLD the same, together with all and singular the rights, hereditaments, and appurtenances in anywise appertaining or belonging thereto, unto Mortgagee and Mortgagee's successors, substitutes and assigns forever.

         2.2 SECURITY INTEREST TO MORTGAGEE. As additional security for the Secured Obligations, Mortgagor hereby grants to Mortgagee a security interest in the Property, Chattels and Intangible Personalty. To the extent any of the Property, Chattels or the Intangible Personalty may be or have been acquired with funds advanced by Mortgagee under the Loan Documents, this security interest is a purchase money security interest. This Mortgage constitutes a Security Agreement under the Uniform Commercial Code of the state in which the Property is located (the "Code") with respect to any part of the Property, Chattels and Intangible Personalty that may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate (all collectively hereinafter called "Collateral"); all of the terms, provisions, conditions and agreements contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this Section shall not limit the generality or applicability of any other provisions of this Mortgage but shall be in addition thereto:

                  (a) The Collateral shall be used by Mortgagor solely for business purposes, and all Collateral (ether than the Intangible Personalty) shall be installed upon the real estate comprising part of the Property for Mortgagor's own use or as the equipment and furnishings famished by Mortgagor, as landlord, to tenants of the Property;

                  (b) The Collateral (other than the Intangible Personalty) shall be kept at the real estate comprising a part of the Property, and shall not, subject to SECTION 5.7, be removed therefrom without the consent of Mortgagee (being the Secured Party as that term is used in the Code); and the Collateral (other than the Intangible Personalty) may be affixed to such real estate but shall not be affixed to any other real estate;

                  (c) No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office; and Mortgagor will, at its cost and expense, upon demand, furnish to Mortgagee such further information and will execute and deliver to Mortgagee such financing statements and other documents in form satisfactory to Mortgagee and will do all such acts and things as Mortgagee may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected first-priority security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Mortgagor will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Mortgagee to be necessary or desirable;

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                  (d) The terms and provisions contained in this Section and in
SECTION 7.6 of this Mortgage shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code; and

                  (e) This Mortgage constitutes a financing statement under the Code with respect to the Collateral. As such, this Mortgage covers all items of the Collateral that are or are to become fixtures. The filing of this Mortgage in the real estate records of the county where the Property is located shall constitute a fixture filing in accordance with the Code. Information concerning the security interests created hereby may be obtained at the addresses set forth in ARTICLE 1 of this Mortgage. Mortgagor is the "Debtor" and Mortgagee is the "Secured Party" (as those terms are defined and used in the Code) insofar as this Mortgage constitutes a financing statement.

                                    ARTICLE 3
                   MORTGAGOR'S REPRESENTATIONS AND WARRANTIES

         3.1 WARRANTY OF TITLE. Mortgagor represents and warrants to Mortgagee that:

                  (a) Mortgagor has good and marketable fee simple title to the Property, and such fee simple title is free and clear of all liens, encumbrances, security interests and other claims whatsoever, subject only to the Permitted Exceptions;

                  (b) Mortgagor is the sole and absolute owner of the Chattels and the Intangible Personalty, free and clear of all liens, encumbrances, security interests and other claims whatsoever, subject only to the Permitted Exceptions;

                  (c) This Mortgage is a valid and enforceable first lien and security interest on the Property, Chattels and Intangible Personalty, subject only to the Permitted Exceptions;

                  (d) Mortgagor, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular of the property and property interests granted and conveyed pursuant to this Mortgage, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof; and

         The representations, warranties and covenants contained in this Section shall survive foreclosure of this Mortgage, and shall inure to the benefit of and be enforceable by any person who may acquire title to the Property, the Chattels, or the Intangible Personalty pursuant to any such foreclosure.

         3.2 DUE AUTHORIZATION. If Mortgagor is other than a natural person, then each individual who executes this document on behalf of Mortgagor represents and warrants to Mortgagee that such execution has been duly authorized by all necessary corporate, partnership, limited liability company or other action on the part of Mortgagor. Mortgagor represents that Mortgagor has obtained all consents and approvals required in connection with the execution, delivery and performance of this Mortgage by Mortgagor;

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         3.3 OTHER REPRESENTATIONS AND WARRANTIES. Mortgagor represents and warrants to Mortgagee as follows:

                  (a) Mortgagor is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. Mortgagor is duly authorized to transact business in and is in good standing under the laws of the Commonwealth of Massachusetts. Guarantor is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New Hampshire, and is duly authorized to transact business in and is in good standing under the laws of the Commonwealth of Massachusetts and is the sole member of Lyme Properties LLC, which is the sole manager of Kendall Square, LLC, which is the sole member and manager of Mortgagor;

                  (b) The execution, delivery and performance by Mortgagor of the Loan Documents are within Mortgagor's power and authority and have been duly authorized by all necessary action;

                  (c) This Mortgage is, and each other Loan Document to which Mortgagor or Guarantor is a party will, when delivered hereunder, be valid and binding obligations of Mortgagor and Guarantor enforceable against Mortgagor and Guarantor in accordance with their respective terms, except as limited by equitable principles and bankruptcy, insolvency and similar laws affecting creditors' rights;

                  (d) The execution, delivery and performance by Mortgagor and Guarantor of the Loan Documents will not contravene any contractual or other restriction binding on or affecting Mortgagor or Guarantor and will not result in or require the creation of any lien, security interest, other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties;

                  (e) The execution, delivery and performance by Mortgagor and Guarantor of the Loan Documents does not contravene any applicable law;

                  (f) No authorization, approval, consent or other action by, and no notice to or filing with, any court, governmental authority or regulatory body is required for the due execution, delivery and performance by Mortgagor and Guarantor of any of the Loan Documents or the effectiveness of any assignment of any of Mortgagor's rights and interests of any kind to Mortgagee;

                  (g) No part of the Property, Chattels, or Intangible Personalty is in the hands of a receiver, no application for a receiver is pending with respect to any portion of the Property, Chattels, or Intangible Personalty, and no part of the Property, Chattels, or Intangible Personalty is subject to any foreclosure or similar proceeding;

                  (h) Neither Mortgagor nor Guarantor has made any assignment for the benefit of creditors, nor has Mortgagor or Guarantor filed, or had filed against it, any petition in bankruptcy;

                  (i) Except as has been disclosed in writing by Mortgagor to Mortgagee, there is no pending or, to the best of Mortgagor's knowledge, threatened, litigation,

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action, proceeding or investigation, including, without limitation, any condemnation proceeding, against Mortgagor or the Property before any court, governmental or quasi-governmental, arbitrator or other authority. There is no pending or, to the best of Mortgagor's knowledge, threatened, litigation, action, proceeding or investigation against Guarantor before any court, governmental or quasi-governmental, arbitrator or other authority which, if determined adversely, would have a material adverse effect on Guarantor's ability to perform its obligations under the Loan Documents;

                  (j) Mortgagor is a "non-foreign person" within the meaning of Sections 1445 and 7701 of the United States Internal Revenue Code of 1986, as amended, and the regulations issued thereunder;

                  (k) Access to and egress from the Property are available and provided by public streets (or by private way connecting to such public streets pursuant to rights of record), and Mortgagor has no knowledge of any federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Property or to restrict or change access from any such highway or road to the Property;

                  (l) All public utility services necessary for the operation of all improvements constituting part of the Property for their intended purposes are available at the boundaries of the land constituting part of the Property, including water supply, storm and sanitary sewer facilities, and natural gas, electric and telephone;

                  (m) The Property is located in a zoning district designated Planned Unit Development District 3, by the City of Cambridge, Massachusetts. Such designation permits the development, use and operation of the Property as it is currently operated as a permitted, and not as a non-conforming use. The Property complies in all respects with all zoning ordinances, regulations, requirements, conditions and restrictions, including but not limited to deed restrictions and restrictive covenants, applicable to the Property;

                  (n) There are no special or other assessments for public improvements or otherwise now affecting the Property, nor does Mortgagor know of any pending or threatened special assessments affecting the Property or any contemplated improvements affecting the Property that may result in special assessments. There are no tax abatements or exceptions affecting the Property;

                  (o) Mortgagor and Guarantor have filed all tax returns they are required to have filed, and have paid all taxes as shown on such returns or on any assessment received pertaining to the Property;

                  (p) Mortgagor has not received any notice from any governmental body having jurisdiction over the Property as to any violation of any applicable law, or any notice from any insurance company or inspection or rating bureau setting forth any requirements as a condition to the continuation of any insurance coverage on or with respect to the Property or the continuation thereof at premium rates existing at present which have not been remedied or satisfied;

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                  (q) Mortgagor is not in default, in any manner which would materially adversely affect its properties, assets, operations or condition (financial or otherwise), in the performance, observance or fulfillment of any of the obligations, covenants or conditions set forth in any agreement or instrument to which it is a party or by which it or any of its properties, assets or revenues are bound. Guarantor is not in default, in any manner which would materially adversely affect its ability to perform its obligations under the Loan Documents, in the performance, observance or fulfillment of any of the obligations, covenants or conditions set forth in any agreement or instrument to which it is a party or by which it or any of its properties, assets or revenues are bound;

                  (r) Except as set forth in the Lease Certificate, there are no occupancy rights (written or oral), Leases or tenancies presently affecting any part of the Property. The Lease Certificate contains a true and correct description of all Leases presently affecting the Property. No written or oral agreements or understandings exist between Mortgagor and the tenants under the Leases described in the Lease Certificate that grant such tenants any rights greater than those described in the Leases listed in the Lease Certificate or that are in any way inconsistent with the rights described in the Leases listed in the Lease Certificate;

                  (s) There are no purchase options, purchase contracts or other similar agreements of any type (written or oral) presently affecting any part of the Property;

                  (t) There exists no brokerage agreement with respect to any part of the Property, other than a brokerage agreement relating to the placement of Loan;

                  (u) Except as otherwise disclosed to Mortgagee in writing prior to the date hereof, (i) there are no contracts presently affecting the Property ("Contracts") having a term in excess of one hundred eighty (180) days or not terminable by Mortgagor (without penalty) on thirty (30) days' notice, except as listed in Exhibit B attached hereto; (ii) Mortgagor has heretofore delivered to Mortgagee true and correct copies of each of the Contracts together with all amendments thereto; (iii) Mortgagor is not in default of any obligations under any of the Contracts; and (iv) the Contracts represent the complete agreement between Mortgagor and such other parties as to the services to be performed or materials to be provided thereunder and the compensation to be paid for such services or materials, as applicable, and except as otherwise disclosed herein, such other parties possess no unsatisfied claims against Mortgagor. Mortgagor is not in default under any of the Contracts and no event has occurred which, with the passing of time or the giving of notice, or both, would constitute a default by Mortgagor under any of the Contracts;

                  (v) Mortgagor has obtained all Permits necessary for the operation, use, ownership, development, occupancy and maintenance of the Property as a research laboratory and office building, as it is currently being operated. None of the Permits has been suspended or revoked, and all of the Permits are in full force and effect, are fully paid for, and Mortgagor has made or will make application for renewals of any of the Permits prior to the expiration thereof;

                  (w) All insurance policies held by Mortgagor relating to or affecting the Property are in fall force and effect and all policies of insurance required under the Loan

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Documents shall remain in full force and effect until all Secured Obligations are satisfied. Mortgagor has not received any notice of default or notice terminating or threatening to terminate any such insurance policies. Mortgagor has made or will make application for renewals of any of such insurance policies prior to the expiration thereof;

                  (x) Mortgagor currently complies with ERISA. Neither the making of the Loan and secured by this Mortgage nor the exercise by Mortgagee of any of its rights under the Loan Documents constitutes or will constitute a non-exempt, prohibited transaction under ERISA: and

                  (y) Mortgagor's exact legal name is correctly set out in the introductory paragraph of this Mortgage. Mortgagor's organizational identification number is correctly set forth in the definition of "Mortgagor" set forth in ARTICLE 1 hereof. Mortgagor's location (as such term is used in SECTION 5.8 hereof) is the State of Delaware.

         3.4 CONTINUING EFFECT. Mortgagor shall be liable to Mortgagee for any damage suffered by Mortgagee if any of the foregoing representations are inaccurate as of the date hereof, regardless of when such inaccuracy may be discovered by, or result in harm to, Mortgagee. Mortgagor further represents and warrants that the foregoing representations and warranties, as well as all other representations and warranties of Mortgagor to Mortgagee relative to the Loan Documents, shall remain true and correct during the term of the Note and shall survive termination of this Mortgage.

                                    ARTICLE 4
                        MORTGAGOR'S AFFIRMATIVE COVENANTS

         4.1 PAYMENT OF NOTE. Mortgagor will pay all principal, interest, and other sums payable under the Note, on the date when such payments are due, without notice or demand.

         4.2 PERFORMANCE OF OTHER OBLIGATIONS. Mortgagor will promptly and strictly perform and comply with all other covenants, conditions, and prohibitions required of Mortgagor by the terms of the Loan Documents.

         4.3 OTHER ENCUMBRANCES. Mortgagor will promptly perform and comply with all covenants, conditions, and prohibitions required of Mortgagor in connection with any other encumbrance affecting the Property, the Chattels, or the Intangible Personalty, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the lien hereof.

         4.4 PAYMENT OF TAXES.

                  (a) Property Taxes. Unless Mortgagor is depositing money into escrow pursuant to SECTION 4.4(b), Mortgagor will (i) pay, before delinquency, all taxes and assessments, general or special, which may be levied or imposed at any time against Mortgagor's interest and estate in the Property, the Chattels, or the Intangible Personalty, and (ii) within ten days after each payment of any such tax or assessment, Mortgagor will deliver to Mortgagee, without notice or demand, an official receipt for such payment. At Mortgagee's option,

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Mortgagee may retain the services of a firm to monitor the payment of all taxes and assessments relating to the Property, the cost of which shall be borne by Mortgagor.

                  (b) Deposit for Taxes. Upon Mortgagee's demand following the occurrence of any Default, Event of Default, failure by Mortgagor or Genzyme to timely make any required payment of taxes, or any termination of the Genzyme Lease, Mortgagor shall deposit with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to make the next annual payment of taxes, assessments, and similar governmental charges referred to in this Section, multiplied by the number of whole or partial months that have elapsed since the date one month prior to the most recent due date for such taxes, assessments and similar governmental charges. Thereafter, with each monthly payment under the Note, Mortgagor shall deposit with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to pay the next annual payment of taxes, assessments, and similar governmental charges referred to in this Section. The purpose of these provisions is to provide Mortgagee with sufficient funds on hand to pay all such taxes, assessments, and other governmental charges thirty (30) days before the date on which they become past due. If the Mortgagee, in its sole discretion, determines that the funds escrowed hereunder are, or will be, insufficient, Mortgagor shall upon demand pay such additional sums as Mortgagee shall determine necessary and shall pay any increased monthly charges requested by Mortgagee. Provided no Default or Event of Default exists hereunder, Mortgagee will apply the amounts so deposited to the payment of such taxes, assessments, and other charges when due, and any amount so deposited may be held and commingled with Mortgagee's own funds. Provided that Mortgagor pays the expenses incurred by Mortgagee's loan servicer in establishing and maintaining such an account, the amounts deposited hereunder shall be deposited into an interest bearing account for Mortgagor's benefit.

                  (c) Intangible Taxes. If by reason of any statutory or constitutional amendment or judicial decision adopted or rendered after the date hereof, any tax, assessment, or similar charge is imposed against the Note, Mortgagee, or any interest of Mortgagee in any real or personal property encumbered hereby, Mortgagor will pay such tax, assessment, or other charge before delinquency and will indemnify Mortgagee against all loss, expense, or diminution of income in connection therewith. In the event Mortgagor is unable to do so, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Mortgagor from doing so, then the Note will, at Mortgagee's option, become due and payable in full upon thirty (30) days' notice to Mortgagor.

                  (d) Right to Contest. Notwithstanding any other provision of this Section, Mortgagor will not be deemed to be in default (and no deposit shall be required under SECTION 4.4(b) above) solely by reason of Mortgagor's failure to pay any tax, assessment or similar governmental charge so long as, in Mortgagee's judgment, each of the following conditions is satisfied:

                           (i) Mortgagor is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such tax, assessment, or charge; and

                           (ii) Mortgagor's payment of such tax, assessment, or charge would necessarily and materially prejudice Mortgagor's prospects for success in such proceedings; and

                           (iii) Nonpayment of such tax, assessment, or charge will not result in the loss or forfeiture of any property encumbered hereby or any interest of Mortgagee therein; and

                           (iv) Mortgagor deposits with Mortgagee, as security for such payment which may ultimately be required, a sum equal to the amount of the disputed tax, assessment or charge plus the interest, penalties, advertising charges, and other costs which Mortgagee estimates are likely to become payable if Mortgagor's contest is unsuccessful.

If Mortgagee determines that any one or more of such conditions is not satisfied or is no longer satisfied, Mortgagor will pay the tax, assessment, or charge in question, together with any interest and penalties thereon, within ten (10) days after Mortgagee gives notice of such determination.

         4.5 MAINTENANCE OF INSURANCE.

                  (a) Coverages Required. Mortgagor shall maintain or cause to be maintained, with financially sound and reputable insurance companies or associations satisfactory to Mortgagee, all insurance required under the terms of the Insurance Agreement, and shall comply with each and every covenant and agreement contained in the Insurance Agreement.

                  (b) Renewal Policies. Not less than thirty (30) days prior to the expiration date of each insurance policy required pursuant to the Insurance Agreement, Mortgagor will deliver to Mortgagee an appropriate renewal policy (or a certified copy thereof), together with evidence satisfactory to Mortgagee that the applicable premium has been prepaid.

                  (c) Deposit for Premiums. Upon Mortgagee's demand following the occurrence of any Default, Event of Default, failure by Mortgagor or Genzyme to timely make any required payment of insurance premiums or any termination of the Genzyme Lease, Mortgagor shall deposit with Mortgagee an amount equal to 1/12th of the amount which Mortgagee estimates will be required to make the next annual payments of the premiums for the policies of insurance referred to in this Section, multiplied by the number of whole and partial months which have elapsed since the date one month prior to the most recent policy anniversary date for each such policy. Thereafter, with each monthly payment under the Note, Mortgagor will deposit an amount equal to l/12th of the amount which Mortgagee estimates will be required to pay the next required annual premium for each insurance policy referred to in this Section. The purpose of these provisions is to provide Mortgagee with sufficient funds on hand to pay all such premiums thirty (30) days before the date on which they become past due. If the Mortgagee, in its sole discretion, determines that the funds escrowed hereunder are, or will be, insufficient, Mortgager shall upon demand pay such additional sums as Mortgagee shall determine necessary and shall pay any increased monthly charges requested by Mortgagee.

Provided no Default or Event of Default exists hereunder, Mortgagee will apply the amounts so deposited to the payment of such insurance premiums when due and the money so received may be held and commingled with Mortgagee's own funds. Provided that Mortgagor pays the expenses incurred by Mortgagee's loan servicer in establishing and maintaining such an account, the amounts deposited hereunder shall be deposited into an interest bearing account for Mortgagor's benefit.

                  (d) Application of Hazard Insurance Proceeds. Mortgagor shall promptly notify Mortgagee of any damage or casualty to all or any portion of the Property or Chattels. Mortgagee may participate in all negotiations and appear and participate in all judicial arbitration proceedings concerning any insurance proceeds which may be payable as a result of such casualty or damage, and may, in Mortgagee's sole discretion, compromise or settle, in the name of Mortgagee. Mortgagor, or both any claim for any such insurance proceeds. Notwithstanding the previous sentence, provided no Event of Default exists, Mortgagor shall have the right to settle claims of not more than $500,000.00 without obtaining Mortgagee's consent. Any such insurance proceeds shall be paid to Mortgagee and shall be applied first to reimburse Mortgagee for all costs and expenses, including attorneys' fees, incurred by Mortgagee in connection with the collection of such insurance proceeds. The balance of any insurance proceeds received by Mortgagee with respect to an insured casualty may, in Mortgagee's sole discretion, either (i) be retained and applied by Mortgagee toward payment of the Secured Obligations without application of any prepayment premium, or
(ii) be paid over, in whole or in part and subject to such conditions as Mortgagee may impose, to Mortgagor to pay for repairs or replacements necessitated by the casualty; provided, however, that if all of the Secured Obligations have been performed or are discharged by the application of less than all of such insurance proceeds, then any remaining proceeds will be paid over to Mortgagor. Notwithstanding the preceding sentence, if (A) no Default or Event of Default shall exist hereunder, (B) Mortgagor is obligated under the terms of the Genzyme Lease to rebuild the property,, (C) Mortgagor can demonstrate to Mortgagee's satisfaction that Mortgagor has the financial ability to carry the Loan during reconstruction (from the proceeds of rent insurance or otherwise), (D) such damage or destruction occurs prior to the last eighteen months of the Loan, (E) such proceeds are released under escrow/construction funding arrangements satisfactory to Mortgagee, (F) annual income from leases in place and approved by Mortgagee (or not requiring Mortgagee's approval) that will survive restoration provide coverage of at least 1.00 times the annual debt service, and Mortgagor demonstrates to Mortgagee's reasonable satisfaction that it will be able to attain coverage of at least 2.00 times the annual debt service from leases approved by Mortgagee within six months after completion of restoration, and (G) the repairs and/or restoration will return the improvements to substantially the size, design and utility as existed immediately before the casualty, then Mortgagee shall apply such proceeds in accordance with clause
(ii) above. Mortgagee may, prior to the application of insurance proceeds, commingle them with Mortgagee's own funds and otherwise act with regard to such proceeds as Mortgagee may determine in Mortgagee's sole discretion. If Mortgagee applies such insurance proceeds in accordance with SECTION 4.5(d)(i), above, Mortgagee shall reamortize the then-existing principal balance of the Loan over the remaining portion of the Amortization Period or New Amortization Period, as the case may be (as such terms are defined in the Note).

                  (e) Successor's Rights. Any person who acquires title to the Property or the Chattels upon foreclosure hereunder will succeed to all of Mortgagor's rights under all policies of insurance maintained pursuant to this Section.

         4.6 MAINTENANCE AND REPAIR OF PROPERTY AND CHATTELS. Mortgagor will at all times maintain the Property and the Chattels in good condition and repair, will diligently prosecute the completion of any building or other improvement which is at any time in the process of construction on the Property, and, provided Mortgagee makes proceeds available therefor pursuant to SECTIONS 4.5 or 4.8, as applicable, will promptly repair, restore, replace, or rebuild any part of the Property or the Chattels which may be affected by any casualty or any public or private taking or injury to the Property or the Chattels. All costs and expenses arising cut of tie foregoing shall be paid by Mortgagor whether or not the proceeds of any insurance or eminent domain shall be sufficient therefor. Mortgagor will comply with all statutes, ordinances, and other governmental or quasi-governmental requirements and private covenants relating to the ownership, construction, use, or operation of the Property, including but not limited to any environmental or ecological requirements; provided, that so long as Mortgagor is not otherwise in default hereunder, Mortgagor may, upon providing Mortgagee with security reasonably satisfactory to Mortgagee, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, or requirement. Mortgagee and any person authorized by Mortgagee may, upon prior written notice, enter and inspect the Property at all reasonable times, and may inspect the Chattels, wherever located, at all reasonable times.

         4.7 LEASES. Mortgagor shall timely pay and perform each of its obligations under or in connection with the Leases, including, without limitation, all obligations with respect to any repairs or reconstruction in the event of a casualty or condemnation, and shall otherwise pay such sums and take such action as shall be necessary or required in order to maintain each of the Leases in full force and effect in accordance with its terms. Mortgagor shall immediately furnish to Mortgagee copies of any notices given to Mortgagor by the lessee under any Lease, alleging the default by Mortgagor in the timely payment or performance of its obligations under such Lease and any subsequent communication related thereto. Mortgagor agrees that, if Mortgagor shall fail to do so, then Mortgagee, in its sole discretion, may advance any sum or take any action which Mortgagee believes is necessary or required to cure the alleged default or maintain the Leases in full force and effect, and all such sums advanced by Mortgagee, together with all costs and expenses incurred by Mortgagee in connection with action taken by Mortgagee pursuant to this Section, shall be due and payable by Mortgagor to Mortgagee upon demand, shall bear interest from the date that is ten (10) days following demand therefor until paid at the Default Rale (as defined in the Note), and shall be secured by this Mortgage.

         4.8 EMINENT DOMAIN; PRIVATE DAMAGE. If all or any part of the Property is taken or damaged by eminent domain or any other public or private action, Mortgagor will notify Mortgagee promptly of the time and place of all meetings, hearings, trials, and other proceedings relating to such action. Mortgagee may participate in all negotiations and appear and participate in all judicial or arbitration proceedings concerning any award or which may be due as a result of such taking or damage, and may, in Mortgagee's reasonable discretion, compromise or settle, in the names of both Mortgagor and Mortgagee, any claim for any such award or payment. Any such award or payment is to be paid to Mortgagee and will be applied first to reimburse Mortgagee for all costs and expenses, including attorneys' fees, incurred by Mortgagee in connection with the ascertainment and collection of such award or payment. The balance, if any, of such award or payment may, in Mortgagee's sole discretion, either (a) be retained by Mortgagee and applied toward the Secured Obligations without application or any prepayment premium, or (b) be paid over, in whole or in part and subject to such conditions as Mortgagee may impose, to Mortgagor for the purpose of restoring, repairing, or rebuilding any part of the Property affected by the taking or damage. Notwithstanding the preceding sentence, if (i) no Default or Event of Default shall exist hereunder, (ii) Mortgagor is obligated under the terms of the Genzyme Lease to rebuild the property, (iii) Mortgagor can demonstrate to Mortgagee's satisfaction that Mortgagor has the financial ability to carry the Loan during reconstruction (from the proceeds of rent insurance or otherwise), (iv) such damage or destruction occurs prior to the last eighteen months of the Loan, (v) such proceeds are released under escrow/construction funding arrangements satisfactory to Mortgagee, (vi) annual income from leases in place and approved by Mortgagee (or not requiring Mortgagee's approval) that will survive restoration provide coverage of at least
1.00 times the annual debt service, and Mortgagor demonstrates to Mortgagee's reasonable satisfaction that it will be able to attain coverage of at least 2.00 times the annual debt service from leases approved by Mortgagee within six months after completion of restorations and (vii)the repairs and/or restoration will return the improvements to substantially the size, design and utility as existed immediately before the casualty, then Mortgagee shall apply such proceeds in accordance with clause (b) above. Mortgagor's duty to pay the Note in accordance with its terms and to perform the other Secured Obligations will not be suspended by the pendency or discharged by the conclusion of any proceedings for the collection of any such award or payment, and any reduction in the Secured Obligations resulting from Mortgagee's application of any such award or payment will take effect only when Mortgagee receives such award or payment. If this Mortgage has been foreclosed prior to Mortgagee's receipt of such award or payment, Mortgagee may nonetheless retain such award or payment or the extent required to reimburse Mortgagee for all costs and expenses, including attorneys' fees, incurred in connection therewith, and to discharge any deficiency remaining with respect to the Secured Obligations. If Mortgagee applies such proceeds in accordance with SECTION 4.8(a), above. Mortgagee shall reamortize the then-existing principal balance of the Loan over the remaining portion of the Amortization Period or New Amortization Period, as the case may be.

         4.9 MECHANICS' LIENS. Mortgagor will keep the Property free and clear of all liens and claims of liens by contractors, subcontractors, mechanics, laborers, materialmen, and other such persons, and will cause any recorded statement of any such lien to be released of record within thirty (30) days after the recording thereof. Notwithstanding the preceding sentence, however, Mortgagor will not be deemed to be in default under this Section if and so long as Mortgagor (a) contests in good faith the validity or amount of any asserted lien and diligently prosecutes or defends an action appropriate to obtain a binding determination of the disputed matter, (b) provides Mortgagee with such security as Mortgagee may require to protect Mortgagee against all loss, damage, and expense, including reasonable attorneys' fees, which Mortgagee might incur if the asserted lien is determined to be valid.

         4.10 DEFENSE OF ACTIONS. Mortgagor will defend, at Mortgagor's expense, any action, proceeding or claim which affects any property encumbered hereby or any interest of Mortgagee in such property or in the Secured Obligations, and will indemnify and hold

Mortgagee harmless from all loss, damage, cost, or expense, including reasonable attorneys' fees, which Mortgagee may incur in connection therewith.

         4.11 EXPENSES OF ENFORCEMENT. Mortgagor will pay all costs and expenses, including reasonable attorneys' fees, which Mortgagee may incur in connection with any effort or action (whether or not litigation or foreclosure is involved) to enforce or defend Mortgagee's rights and remedies under any of the Loan Documents, including but not limited to all attorneys' fees, appraisal fees, consultants' fees, and other expenses incurred by Mortgagee in securing title to or possession of, and realizing upon, any security for the Secured Obligations. All such costs and expenses (together with interest thereon at the Default Rate from the date that is ten (10) days following demand therefor) shall constitute part of the Secured Obligations, and may be included in the computation of the amount owed to Mortgagee for purposes of foreclosing or otherwise enforcing this Mortgage.

         4.12 FINANCIAL REPORTS. During the term of the Loan, Mortgagor shall supply to Mortgagee (a) within thirty (30) days following the end of each quarter, Mortgagor's quarterly and annual operating statements for the Property as of the end of and for the preceding quarter and fiscal year, as applicable, in each case prepared against the budget for such year; (b) contemporaneously with Mortgagor's delivery of each of such operating statements, a certified rent roll signed and dated by Mortgagor detailing the names of all tenants under the Leases, the portion of the improvements on the Property occupied by each tenant, the rent and any other charges payable under each Lease, and the term of each Lease; and (c) within ninety (90) days following the end of each year, an annual balance sheet and profit and loss statement of Mortgagor and each Guarantor. The financial statements and reports described in (a) and (c) above shall be in such detail as Mortgagee may require, shall be prepared in accordance with generally accepted accounting principles consistently applied, and shall be certified as true and correct by Mortgagor or the applicable Guarantor (or, if required by Mortgagee, by an independent certified public accountant acceptable to Mortgagee in the case of annual reports). Mortgagor shall also furnish to Mortgagee within thirty (30) days of Mortgagee's request, any other financial reports or statements of Mortgagor as Mortgagee may reasonably request. Upon Mortgagee's demand after any Event of Default, or if Mortgagee securitizes the Loan, Mortgagor shall supply to Mortgagee the items required in (a) and (b) above on a monthly basis.

         4.13 PRIORITY OF LEASES. To the extent Mortgagor has the right, under the terms of any Lease, to make such lease subordinate to the lien hereof, Mortgagor will, at Mortgagee's request and Mortgagor's expense, take such action as may be required to effect such subordination. Conversely, Mortgagor will, at Mortgagee's request and Mortgagor's expense, take such action as may be necessary to subordinate the lien hereof to any future Lease designated by Mortgagee.

         4.14 INVENTORIES; ASSEMBLY OF CHATTELS. Mortgagor will, from time to time at the request of Mortgagee, supply Mortgagee with a current inventory of the Chattels and the Intangible Personalty, in such detail as Mortgagee may require. Upon the occurrence of any Event of Default hereunder, Mortgagor will at Mortgagee's request assemble the Chattels and make them available to Mortgagee at any place designated by Mortgagee which is reasonably convenient to both parties.

         4.15 COMPLIANCE WITH LAWS, ETC. Mortgagor shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, maintaining all Permits and paying before the same become delinquent all taxes, assessments and governmental charges imposed upon Mortgagor or the Property.

         4.16 RECORDS AND BOOKS OF ACCOUNT. Mortgagor shall keep accurate and complete records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions relating to the Property.

         4.17 INSPECTION RIGHTS. At any reasonable time upon prior written notice, and from time to time, Mortgagor shall permit Mortgagee, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit and inspect the Property and to discuss with Mortgagor the affairs, finances and accounts of Mortgagor.

         4.18 CHANGE OF MORTGAGOR'S ADDRESS OR STATE OF ORGANIZATION. Mortgagor shall promptly notify Mortgagee if changes are made in Mortgagor's address from that set forth in SECTION 9.10 hereof, or if Mortgagor shall either change its "location" (as such term is used in SECTION 5.8 hereof), its state of organization or if Mortgagor shall organize in any state other than the State of Delaware.

         4.19 FURTHER ASSURANCES; ESTOPPEL CERTIFICATES. Mortgagor will execute and deliver to Mortgagee upon demand, and pay the costs of preparation and recording thereof, any further documents which Mortgagee may request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Mortgagor will also, within ten (10) business days after any request by Mortgagee, deliver to Mortgagee a signed and acknowledged statement certifying to Mortgagee, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Mortgagor claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

         4.20 COSTS OF CLOSING. Mortgagor shall on demand pay directly or reimburse Mortgagee for any costs or expenses pertaining to the closing of the Loan, including, but not limited to, fees of counsel for Mortgagee, costs and expenses for which invoices were not available at the closing of the Loan, or costs and expenses which are incurred by Mortgagee after such closing. All such costs and expenses (together with interest thereon at the Default Rate from the date that is ten (10) days following demand therefor ) shall constitute a part of the Secured Obligations, and may be included in the computation of the amount owed to Mortgagee for purposes of foreclosing or otherwise enforcing this Mortgage.

         4.21 FUND FOR ELECTRONIC TRANSFER. All monthly payments of principal and interest on the Note, and escrow deposits under this Mortgage, shall be made by Mortgagor by electronic funds transfer from a bank account established and maintained by Mortgagor for such purpose. Mortgagor shall establish and maintain such an account until the Note is fully paid and shall direct the depository of such account in writing to so transmit such payments on or before the respective due dates to the account of Mortgagee as shall be designated by Mortgagee in writing.

         4.22 USE. Mortgagor shall use the Property solely for the operation of an office/laboratory building, and any other lawful purpose, and for no other use or purpose.

         4.23 MANAGEMENT. The Property shall be managed by Meredith & Grew, Incorporated ("Property Manager") under a management agreement previously delivered to, and approved, by Mortgagee (the "Management Agreement"). Mortgagor shall not permit any amendment to or modification of the Management Agreement, or management of the Property by any person or entity other than Property Manager, without the prior written consent of Mortgagee.

         4.24 CASH MANAGEMENT. From and after the earlier to occur of any Event of Default, any termination of the Genzyme Lease or any receipt by Mortgagee from Genzyme of any notice of termination of the Genzyme Lease:

                  (a) Servicer will establish a cash collateral account in the name of Servicer, as servicer for Mortgagee ("Cash Collateral Account"), at a bank selected by Mortgagee but reasonably acceptable to Mortgagor (the "Depository Bank"). Servicer will establish a depository post office box to accept proceeds and revenues from the Property;

                  (b) Mortgagor shall notify each tenant under the Leases to remit all amounts due with respect to the Property directly to Servicer for deposit into the Cash Collateral Account and Mortgagor shall remit to Servicer all proceeds it receives from operation of the Property;

                  (c) Provided that the event that triggered application of this
SECTION 4.24 was not an Event of Default, and further provided that no Event of Default has occurred, Mortgagee shall apply amounts deposited into the Cash Collateral Account first to the operation and maintenance of the Property and then, at Mortgagee's option, to principal, interest and/or other amounts due Mortgagee in such order as Mortgagee shall elect. If, however, any Event of Default shall occur, Mortgagee may apply all funds on deposit from time to time in the Cash Collateral Account toward payment of the Secured Obligations, in the order provided in the Note and this Mortgage;

                  (d) Provided that the event that triggered application of this
SECTION 4.24 was not an Event of Default, and further provided that no Event of Default has occurred, if the Property has achieved a Debt Service Coverage Ratio (as defined in SECTION 5.4(c)) of at least 1.20 to 1.00 for two consecutive quarters, based on revenues from the Property generated pursuant to Leases approved by Mortgagee, Mortgagee will release any excess amounts remaining in the Cash Collateral Account to Mortgagor and instruct Servicer to thereafter daily sweep proceeds from the Cash Collateral Account into Mortgagor's operating account. Thereafter, if the Property shall fail to maintain at least a 1.20 to
1.00 Debt Service Coverage Ratio, each quarter, or if any Event of Default shall occur, at Mortgagee's option, to be exercised by written notice from Mortgagee to Mortgagor and Servicer, the provisions of SECTION 4.24(c) shall be reinstated and the provisions of this SECTION 4.24(d) shall not apply;

                  (e) Upon demand made by Mortgagee, Mortgagor shall execute and deliver such agreements, documents and items as Mortgagee shall request to implement the terms of this SECTION 4.24, grant to Mortgagee a security interest in the Cash Collateral Account and all funds on deposit in the Cash Collateral Account from time to time, and evidence or perfect such security interest;

                  (f) Mortgagor shall promptly pay, upon demand made by Mortgagee all costs and expenses incurred by Mortgagee and/or Servicer in connection with implementing and administering the provisions of this SECTION 4.24, including, without limitation, reasonable attorneys' fees and expenses. All such costs and expenses (together with interest thereon at the Default Rate from the date that is ten (10) days following demand therefor) shall constitute a part of the Secured Obligations, and may be included in the computation of the amount owed to Mortgagee for purposes of foreclosing or otherwise enforcing this Mortgage.

                                    ARTICLE 5
                         MORTGAGOR'S NEGATIVE COVENANTS

         5.1 WASTE AND ALTERATIONS. Mortgagor will not commit or permit any waste with respect to the Property or the Chattels. Mortgagor shall not cause or permit any part of the Property, including but not limited to any building, structure, parking lot, driveway, landscape scheme, timber, or other ground improvement, to be removed, demolished, or materially altered without the prior written consent of Mortgagee.

         5.2 ZONING AND PRIVATE COVENANTS. Mortgagor will not initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the "zone lot" or "zone lots" (or similar zoning unit or units) presently comprising the Property, any transfer of development rights, any private restrictive covenant, or any other public or private restriction limiting or defining the uses which may be made of the Property or any part thereof, without the express written consent of Mortgagee. If under applicable zoning provisions the use of all or any part of the Property is or becomes a nonconforming use, Mortgagor will not cause such use to be discontinued or abandoned without the express written consent of Mortgagee, and Mortgagor will use its best efforts to prevent the tenant under any Lease from discontinuing or abandoning such use.

         5.3 INTERFERENCE WITH LEASES.

                  (a) Mortgagor will neither do anything, nor neglect to do any act required under any Lease, which may cause or permit the termination of any Lease of all or any part of the Property, or cause or permit the withholding or abatement of any rent payable under any such Lease.

                  (b) Except as provided in subsection (c) below, without Mortgagee's prior written consent, which may be granted or withheld in Mortgagee's sole discretion, Mortgagor shall not enter into or modify any Lease of all or any part of the Property. Any submission by Mortgagor for Mortgagee's approval of a Lease or modification thereof shall be accompanied by a copy of such Lease or modification, a Lease abstract, a then-current rent roll for the Property, year-to-date and prior year operating statements for the Property, and a cover letter requesting Mortgagee's approval which contains a signature line on which Mortgagee may evidence its approval of such Lease or modification.

                  (c) Notwithstanding the provisions of subsection (b), above, Mortgagor shall be permitted to enter into ground floor retail Leases, without Mortgagee's prior written consent, provided such Leases are on market terms. Mortgagor shall provide to Mortgagee a copy of any retail Lease entered into without Mortgagee's consent within ten (10) days following its execution.

                  (d) Except with the prior written consent of Mortgagee, which may be granted or withheld in Mortgagee's sole discretion, Mortgagor will not
(i) collect rent from all or any part of the Property for more than one month in advance, (ii) assign the rents from the Property or any part thereof, or (iii) consent to the cancellation or surrender of all or any part of any Lease, except that Mortgagor may in good faith terminate any Lease for nonpayment of rent or other material breach by the tenant.

         5.4 TRANSFER OR FURTHER ENCUMBRANCE OF PROPERTY.

                  (a) Without Mortgagee's prior written consent, which consent may be granted or withheld in Mortgagee's sole and absolute discretion, Mortgagor shall not (i) sell, assign, convey, transfer or otherwise dispose of any legal, beneficial or equitable interest in all or any part of the Property,
(ii) permit or suffer any owner, directly or indirectly, of any beneficial interest in the Property or Mortgagor to transfer such interest, whether by transfer of partnership, membership, stock or other beneficial interest in any entity or otherwise, or (iii) mortgage, hypothecate or otherwise encumber or permit to be encumbered or grant or permit to be granted a security interest in all or any part of the Property or Mortgagor or any beneficial or equitable interest in either the Property or Mortgagor. The provisions of this Section shall not prohibit transfers of title or interest under any will or testament or applicable law of descent.

                  (b) Notwithstanding the provisions of SECTION 5.4(a) to the contrary, Mortgagee shall permit a one-time transfer of the Property provided that all of the following conditions are satisfied: (i) no Event of Default has occurred and no Default has occurred and is continuing; (ii) Mortgagor has paid to Mortgagee an assumption fee of one percent (1%) of the outstanding principal balance of the Secured Obligations; (iii) if the proposed transferee is a land trust, Mortgagee has received a first-lien collateral assignment of all beneficial interest therein; (iv) Mortgagee has received and has had a reasonable opportunity to review all documents and agreements executed or to be executed in connection with the proposed transfer; (v) the non-economic terms (e.g., those terms other than interest rate, payment schedule, principal balance, and non-recourse nature (subject to exceptions thereto customarily included by Mortgagee in loan documents)) of the Loan Documents have been modified as Mortgagee may request in good faith; (vi) the proposed transferee has assumed all of Mortgagor's obligations under the Loan Documents; (vii) Mortgagee has received at least thirty (30) days' prior written notice of the proposed transfer; (viii) the proposed transferee and its equity owners have, in the sole judgment of Mortgagee exercised in good faith, a net worth equal to the net worth of Mortgagor as of the date hereof or otherwise satisfactory to Mortgagee, and a satisfactory history of owning, operating and leasing property similar to the Property; (ix) the proposed transferee and its equity owners have, in the sole judgment of Mortgagee exercised in good faith, a satisfactory credit history and professional reputation and character; (x)the Debt Service Coverage Ratio (as hereinafter defined) is not less than 2.25x, and Mortgagee receives satisfactory evidence that such ratio will be maintained for the succeeding twelve (12) months; (xi)the Loan-to-Value Ratio (as hereinafter defined), taking into account all obligations secured by liens on the Property does not exceed 60%; (xii) Mortgagor pays all costs and expenses incurred by Mortgagee in connection with such transfer, including, without limitation, all legal, processing, accounting, title insurance, and appraisal fees, whether or not such transfer is actually consummated; (xiii) at Mortgagee's option, Mortgagee has received an endorsement to its mortgagee's title insurance policy at Mortgagor's expense, which endorsement states that the lien of the Mortgage remains a first and prior lien against the Property subject to no exceptions other than as approved by Mortgagee; (xiv) principals of the proposed transferee acceptable to Mortgagee in its sole discretion execute a guaranty agreement in the form of the Guaranty Agreement and an environmental indemnity agreement in the form of the Environmental Indemnity Agreement; and (xv) the Mezzanine Lean (hereinafter defined) is paid off, and all liens and/or security interests thereunder released of record. Upon the satisfaction of the foregoing conditions, Mortgagee shall release Mortgagor and Guarantor from liability under the Loan Documents except to the extent that, prior to such release, any full-recourse liability has arisen under any of the Loan Documents. The foregoing right to transfer the Property shall terminate upon conveyance of the Property by the initial Mortgagor named herein.

                  (c) The term "Debt Service Coverage Ratio" shall mean the ratio, as reasonably determined by Mortgagee, of (i) Net Operating Income for the Property for the preceding twelve (12) calendar months, to (ii) the annual debt service payments due under the Loan (provided, however, that the annual debt service payments shall exclude any Required Additional Payments (as defined in the Note)) and on all other indebtedness secured, or to be secured, by a lien on all or any part of the Property, where "Net Operating Income" shall mean all gross revenues generated by the Property (excluding loans or contributions to capital), less operating expenses (other than debt service payments due under the Loan), as determined on a cash accounting basis, as of the date of such calculation for the period in question, adjusted, however, so that (A) operating expenses shall be deemed to include (1) a management fee equal to the greater of the actual management fee for the Property or four percent (4%) of gross revenues, and (2) a tenant improvement, leasing commission, and capital improvement reserve equal to $0.75 per rentable square foot per year (B) payments of operating expenses, including property taxes and assessments and insurance expenses, are to be spread out over the period during which they accrued and shall be adjusted for any known future changes to any such expenses,
(C) prepaid rents and other prepaid payments received are to be spread out over the periods during which such rents or payments are earned or applicable, (D) security deposits shall not be included as items of income until duly applied or earned, (E) gross revenue shall be based on a lease-in-place analysis which reflects then current Leases in place, as determined by Mortgagee, in its reasonable discretion, in accordance with its standard underwriting criteria, consistently applied, and excluding extraordinary, or one time items, and (F) any refunds or rebates to operating expenses are to be applied and credited against the applicable operating expenses for the period that such operating expenses were incurred. Debt Service Coverage Ratio shall be calculated on a cash flow basis. The "Loan-to-Value Ratio" shall be the ratio, as determined by Mortgagee, of the aggregate principal balance of the Note and all other indebtedness secured by liens or encumbrances against the Property to the fair market value of the Property, as such fair market value is determined by an M.A.I. appraisal satisfactory to

Mortgagee (the "Appraisal"). Upon Mortgagee's request, Mortgagor shall deliver the appraisal to Mortgagee at Mortgagor's sole cost and expense.

                  (d) Further, notwithstanding the provisions of SECTION 5.4(a) hereinabove, no transfer fees shall be due with respect to, and Mortgagee's prior written consent shall not be required for, any transfers that meet the following criteria:

                           (i) a reorganization of the ownership and control of Guarantor, in connection with a separation of Guarantor's commercial real estate asset holdings from its timber asset holdings (a "Lyme Timber Reorganization"), provided that after such Lyme Timber
         Reorganization: (A) the resulting entity has a net worth (1) equal to or greater than 80% of the net worth on the date hereof of Guarantor (it being understood that the value of the Property shall be excluded from the calculation of both Guarantor and the resulting entity), or
         (2) is otherwise acceptable to Mortgagee in its sole discretion; (B) the day to day operations and decisions of the resulting entity are managed, directly or indirectly, by David E. Clem, Robert L. Green or such other individual having significant experience in the management of properties similar to the Property as may be approved by Mortgagee in its sole but good faith discretion (a "Substitute Principal"); and
         (C) the resulting entity either: (1) executes and delivers to Mortgagee a Guaranty Agreement and Environmental Indemnity Agreement substantially identical to those executed and delivered by Guarantor to Mortgagee in connection with the closing of the Loan; or (2) if the net worth of such resulting entity is not equal to or greater than 80% of such net worth of Guarantor or otherwise acceptable to Mortgagee in its sole discretion, as provided above, causes all of David E. Clem, Robert
         L. Green and the Substitute Principal that manage and control the resulting entity following a Lyme Timber Reorganization to execute and deliver to Mortgagee a Guaranty Agreement and Environmental Indemnity Agreement substantially identical to those executed and delivered by Guarantor to Mortgagee in "connection with the closing of the Loan (it being understood that in the event of a reorganization pursuant to this subsection (i) and satisfaction of the other conditions set forth herein, Guarantor shall be released from its obligations as Guarantor and pursuant to the Environmental Indemnity Agreement);

                           (ii) any direct or indirect transfer of interests in
         (A) Kendall Square, LLC ("KS"), the sole owner of Mortgagor, (B) Guarantor or any successor entity into which it merges or otherwise consolidates or which acquires a majority of its commercial property assets similar to the Property as a result of a Lyme Timber Reorganization (the "Lyme Owner"), or (C) any entities owned in whole or part by the Lyme Owner or the Scottish Widows Owner (described below), and directly or indirectly owning KS in whole or part, as long as (1) David E. Clem, Robert L. Green or a Substitute Principal, directly or indirectly, manage the day to day operations and decisions of the Lyme Owner (with respect to its commercial real estate operations), KS and Mortgagor, and (2) no change in ownership control of the Lyme Owner, the Scottish Widows Owner, KS or Mortgagor occurs;

                           (iii) any transfer of interests in KS (A) to the Lyme Owner, Lyme CRP, LLC or any entity wholly owned by either the Lyme Owner or Lyme CRP, LLC, or (B) by Lyme CRP, LLC to Morrison Street, LLC or any entity that directly or indirectly owns all of the membership interests in Morrison Street, LLC (collectively, the "Scottish Widows Owner"), provided that upon and after any such transfer after which the Lyme Owner will not manage or control management of the Mortgagor and the Property: (1) a substitute "Guarantor" acceptable to Mortgagee, in Mortgagee's sole discretion, shall execute and deliver to Mortgagee a Guaranty Agreement and Environmental Indemnity Agreement substantially identical to those executed and delivered by Guarantor to Mortgagee in connection with the closing of the Loan, (2) the Property shall be managed by a property manager approved by Mortgagee in its sole discretion pursuant to a management agreement approved by Mortgagee in its sole discretion, and
         (3) if a transfer of ownership control of any Scottish Widows Owner has previously occurred pursuant to SECTION 5.4(d)(iv)(A), then such entity, and such entity having ownership control over such Scottish Widows Owner, shall be acceptable to Mortgagee (it being understood that in the event of a transfer pursuant to this subsection (iii) after which the Lyme Owner will not manage or control management of the Mortgagor and the Property and the satisfaction of the other conditions set forth herein, Guarantor (or the then applicable successor guarantor immediately prior to such reorganization) shall be released from its obligations as Guarantor and pursuant to the Environmental Indemnity Agreement);

                           (iv) (A) a transfer of ownership control of any Scottish Widows Owner to an entity acceptable to Mortgagee (provided that Mortgagee's consent to such entity shall only be required if a transfer described in SECTION 5.4(d)(iii)(B), above, has previously occurred), provided that after such transfer the applicable Scottish Widows Owner (or the entity that directly or indirectly owns all of the owners' interests in such Scottish Widows Owner) shall have a net worth of at least one billion dollars ($1,000,000,000.00), as reasonably determined by Mortgagee, or (B) transfers of any publicly-traded shares of stock in any Scottish Widows Owner that does not result in a transfer of ownership control of such Scottish Widows Owner; or

                           (v) provided that Mortgagor has paid to Mortgagee a fee equal to one fourth of one percent (.25%) of the then outstanding balance of the Loan, any Mezzanine Loan with respect to the Mortgagor. "Mezzanine Loan" shall mean a loan satisfying the following criteria:
         (A) the amount of the Mezzanine Loan shall not exceed the lesser of $25,000,000.00, or an amount which would cause the loan-to-value ratio (taking into account the outstanding principal balance of the Loan and the Mezzanine Loan) to equal 80%, as determined by Mortgagee; (B) the Debt Service Coverage Ratio (as defined above, but taking into account both the debt service due under the Loan and Mezzanine Loan) shall not be less than 1.25x; (C) no "balloon" payment shall be due under such Mezzanine Loan prior to the Original Maturity Date (as defined in the Note); (D) payment of the Mezzanine Loan may only be secured by pledges of membership interests in Mortgagor or KS, and shall not be secured by any interest in the Property; (E) the lender of such Mezzanine Loan (the "Mezzanine Lender") shall, in the sole judgment of Mortgagee exercised in good faith, have (1) a satisfactory history of owning, operating and leasing property similar to the Property, and (2) a satisfactory credit history and professional reputation and character; and (F) Mortgagee and Mezzanine Lender shall enter into an Intercreditor and Subordination Agreement acceptable to Mortgagee in its sole discretion, consistent with all of the foregoing, and providing, without limitation:

         (1) upon the occurrence of an Event of a Default under the Loan, Mortgagee may take any and all action available to it under the Loan Documents and exercise all remedies available under the Loan Documents, and Mezzanine Lender will not exercise any rights or remedies available to it and no payments shall be paid by Mortgagor to Mezzanine Lender until and unless the Secured Obligations have been fully paid; (2) prior to Mortgagee commencing any enforcement action under the Loan Documents, Mortgagee shall, provide written notice of the default which would permit the Mortgagee to commence such enforcement action to Mezzanine Lender, whether or not Mortgagee is obligated to give notice thereof to Mortgagor (each, a "Senior Loan Default Notice") and shall permit Mezzanine Lender an opportunity to cure such default in accordance with the following provisions: (I) if the default is a monetary default, Mezzanine Lender shall have until five (5) business days after the later of (x) the giving by Mortgagee of the Senior Loan Default Notice, and (y) the expiration of Mortgagor's cure provision if any, to cure such monetary default, but Mezzanine Lender shall not have the right to cure as hereinabove set forth with respect to monthly scheduled debt service payments on the Loan for a period of more than two (2) consecutive months unless Mezzanine Lender has commenced and is continuing to diligently pursue its rights against its collateral for the Mezzanine Loan, and (II) if the default is of a non-monetary nature, Mezzanine Lender shall have the same period of time as the Mortgagor under the Loan Documents to cure such non-monetary default;
         (3) no modifications shall be made to the Mezzanine Loan without Mortgagee's consent; and (4) in the event of a bankruptcy or similar filing by or against Mortgagor or any direct or indirect owner of Mortgagor, Mezzanine Lender shall assign to Mortgagee all of Mezzanine Lender's plan voting rights and shall not:

                  (a) Take any action available under Mezzanine Lender's security documents until the Secured Obligations are paid in full;

                  (b) Commence or join with any other creditor of Mortgagor in a bankruptcy proceeding;

                  (c) Vote for any plan of reorganization that is not supported by Mortgagee;

                  (d) Object to any cash collateral order proposed or endorsed by Mortgagee;

                  (e) Object to any motion by Mortgagee to lift the automatic stay; or

                  (f) Transfer or assign the Mezzanine Loan or any interest therein.

         Any references in this section to persons having "management control" or "managing and controlling" any entity shall mean persons having the power and authority to direct, or cause the direction of, the management and policies of such entity and to conduct the day-to-day operations of such entity.

         5.5 FURTHER ENCUMBRANCE OF CHATTELS. Mortgagor will neither create nor permit any lien, security interest or encumbrance against the Chattels or Intangible Personalty or any part thereof or interest therein, other than the liens and security interests created by the Loan Documents, without the prior written consent of Mortgagee, which may be withheld for any reason. Notwithstanding the preceding sentence, however, Mortgagor will not be deemed to be in default under this
Section if and so long as Mortgagor (a) contests in good faith the validity or amount of any asserted involuntary lien and diligently prosecutes or defends an action appropriate to obtain a binding determination of the disputed matter, (b) provides Mortgagee with such security as Mortgagee may require to protect Mortgagee against all loss, damage, and expense, including reasonable attorneys' fees, which Mortgagee might incur if the asserted involuntary lien is determined to be valid.

         5.6 ASSESSMENTS AGAINST PROPERTY. Mortgagor will not, without the prior written approval of Mortgagee, which may be withheld for any reason, consent to or allow the creation of any so-called special districts, special improvement districts, benefit assessment districts or similar districts, or any other body or entity of any type, or allow to occur any other event, that would or might result in the imposition of any additional taxes, assessments or other monetary obligations or burdens on the Property, and this provision shall serve as RECORD NOTICE to any such district or districts or any governmental entity under whose authority such district or districts exist or are being formed that, should Mortgagor or any other person or entity include all or any portion of the Property in such district or districts, whether formed or in the process of formation, without first obtaining Mortgagee's express written consent, the rights of Mortgagee in the Property pursuant to this Mortgage or following any foreclosure of this Mortgage, and the rights of any person or entity to whom Mortgagee might transfer the Property following a foreclosure of this Mortgage, shall be senior and superior to any taxes, charges, fees, assessments or other impositions of any kind or nature whatsoever, or liens (whether statutory, contractual or otherwise) levied or imposed, or to be levied or imposed, upon the Property or any portion thereof as a result of inclusion of the Property in such district or districts.

         5.7 TRANSFER OR REMOVAL OF CHATTELS. Mortgagor will not sell, transfer or remove from the Property all or any part of the Chattels, unless the items sold, transferred, or removed are simultaneously replaced with similar items of equal or greater value.

         5.8 CHANGE OF NAME, ORGANIZATIONAL I.D. NO. OR LOCATION. Mortgagor will not change the name under which Mortgagor does business (or adopt or begin doing business under any other name or assumed or trade name), change its organizational identification number, or change its location, without first notifying Mortgagee of Mortgagor's intention to do so and delivering to Mortgagee such organizational documents of Mortgagor and executed modifications or supplements to this Mortgage (and to any financing statement which may be filed in connection herewith) as Mortgagee may require. For purposes of the foregoing, Mortgagor's "location" shall mean (a) if Mortgagor is a registered organization, Mortgagor's state of registration, (b) if Mortgagor is an individual, the state of Mortgagor's principal residence, or (c) if Mortgagor is neither a registered organization nor an individual, the state in which Mortgagor's place of business (or, if Mortgagor has more than one place of business, the Mortgagor's chief executive office) is located.

         5.9 IMPROPER USE OF PROPERTY OR CHATTELS. Mortgagor will not use the Property or the Chattels for any purpose or in any manner which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or soy private covenant.

         5.10 ERISA. Mortgagor shall not engage in any transaction which would cause the Note (or the exercise by Mortgagee of any of its rights under the Loan Documents) to be a non-exempt, prohibited transaction under ERISA (including for this purpose the parallel provisions of Section 4975 of the Internal Revenue Code of 1986, as amended), or otherwise result in Mortgagee being deemed in violation of any applicable provisions of ERISA. Mortgagor shall indemnify, protect, defend, and hold Mortgagee harmless from and against any and all losses, liabilities, damages, claims, judgments, costs, and expenses (including, without limitation attorneys' fees and costs incurred in the investigation, defense, and settlement of claims and in obtaining any individual ERISA exemption or state administrative exception that may be required, in Mortgagee's sole and absolute discretion) that Mortgagee may incur, directly or indirectly, as the result of the breach by Mortgagor of any warranty or representation set forth in SECTION 3.3(X) hereof or the breach by Mortgagor of any covenant contained in this Section. This indemnity shall survive any termination, satisfaction or foreclosure of this Mortgage and shall not be subject to the limitation on personal liability described in the Note.

         5.11 USE OF PROCEEDS. Mortgagor will not use any funds advanced by Mortgagee under the Loan Documents for household or agricultural purposes, to purchase margin stock, or for any purpose prohibited by law.

         5.12 ACQUISITION OF OTHER REAL PROPERTY. Mortgagor will not acquire or own any real property other than the Property (which includes the "Leasehold Estate" described in the Addendum attached hereto).

                                    ARTICLE 6
                               EVENTS OF DEFAULT

         Each of the following events will constitute an event of default (an "Event of Default") under this Mortgage and under each of the other Loan
Documents:

         6.1 FAILURE TO PAY NOTE. Mortgagor's failure to make any payment when due under the terms of the Note or any other Loan Document; provided, however, that Mortgagor shall be permitted to make one (1) payment due under the Note within five (5) days following its due date in any consecutive twelve (12) month period without such event constituting an Event of Default.

         6.2 DUE ON SALE OR ENCUMBRANCE. The occurrence of any violation of any covenant contained in Section 5.4, 5.5 or 5.7 hereof and the failure of such violation to be remedied within thirty (30) days following written notice from Mortgagee to Mortgagor.

         6.3 OTHER OBLIGATIONS. The failure of Mortgagor to properly perform any obligation contained herein or in any of the other Loan Documents (other than the obligation to make payments under the Note or the other Loan Documents) and the continuance of such failure for a period of thirty (30) days following written notice thereof from Mortgagee to Mortgagor; provided, however, that if such failure is not curable within such thirty (30) day period, then, so long as Mortgagor commences to cure such failure within such thirty (30) day period and is continually and diligently attempting to cure to completion, such failure shall not be an Event of Default unless such failure remains uncured for one hundred twenty (120) days after such written notice to Mortgagor; provided, further, that if Mortgagee shall so elect in the exercise of its sole but good faith discretion, then after such one hundred twenty (120) day period, and for so long as Mortgagor is continually and diligently attempting to cure to completion, such failure shall not be an Event of Default so long as Mortgagor provides to Mortgagee such additional security to adequately protect Mortgagee as is acceptable to Mortgagee in the exercise of its sole but good faith discretion.

         6.4 LEVY AGAINST PROPERTY. The levy against any of the Property, Chattels or Intangible Personalty, of any execution, attachment, sequestration or other writ and the failure of the levy to be removed or discharged (or bonded over to the satisfaction of Mortgagee) within thirty (30) days following written notice from Mortgagee to Mortgagor.

         6.5 LIQUIDATION. The liquidation, termination or dissolution of Mortgagor or Guarantor.

         6.6 APPOINTMENT OF RECEIVER. The appointment of a trustee or receiver for the assets, or any part thereof, of Mortgagor or Guarantor, or the appointment of a trustee or receiver for any real or personal property, or the like, or any part thereof, representing the security for the Secured Obligations and the failure of such trustee or receiver to be discharged within sixty (60) days after such appointment.

         6.7 ASSIGNMENTS. The making by Mortgagor or Guarantor of a transfer in fraud of creditors or an assignment for the benefit of creditors.

         6.8 ORDER FOR RELIEF. The entry in bankruptcy of an order for relief for or against Mortgagor or Guarantor.

         6.9 BANKRUPTCY. The filing of any petition (or answer admitting the material allegations of any petition), or other pleading, seeking entry of an order for relief for or against Mortgagor or Guarantor as a debtor or bankrupt or seeking an adjustment of any of such parties' debts, or any other relief under any state or federal bankruptcy, reorganization, debtor's relief or Insolvency laws now or hereafter existing, including, without limitation, a petition or answer seeking reorganization or admitting the material allegations of a petition filed against any such party in any bankruptcy or reorganization proceeding, or the act of any of such parties in instituting or voluntarily being or becoming a party to any other judicial proceedings intended to effect a discharge of the debts of any such parties, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights or powers of a trustee or of any of the rights or powers granted to Mortgagee herein, or in any other document executed in connection herewith; provided, however, that no Event of Default shall occur under this Section if an involuntary bankruptcy or insolvency petition is filed against Mortgagor or Guarantor unless such petition is not dismissed within sixty (60) days following its filing.

         6.10 MISREPRESENTATION. If any representation or warranty made by Mortgagor or Guarantor, or in any of the other Loan Documents or any other instrument or document modifying, renewing, extending, evidencing, securing or pertaining to the Note is false, misleading or erroneous in any material respect when made.

         6.11 JUDGMENTS. The failure of Mortgagor or Guarantor to pay any money judgment in excess of $10,000.00 against any such party before the expiration of thirty (30) days after such judgment becomes final and no longer appealable.

         6.12 ADMISSIONS REGARDING DEBTS. The admission of Mortgagor or Guarantor in writing of any such party's inability to pay such party's debts as they become due.

         6.13 ASSERTION OF PRIORITY. The assertion of any claim of priority over this Mortgage, by title, lien, or otherwise, unless Mortgagor within thirty (30) days after such assertion either causes the assertion to be withdrawn or provides Mortgagee with such security as Mortgagee may require to protect Mortgagee against all loss, damage, or expense, including attorneys' fees, which Mortgagee may incur in the event such assertion is upheld.

         6.14 OTHER LOAN DOCUMENTS. The occurrence of any default by Mortgagor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any of the Loan Documents other than this Mortgage.

         6.15 OTHER LIENS. The occurrence of any default by Mortgagor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any other consensual lien encumbering the Property, or any part thereof or interest therein, or any document or instrument evidencing obligations secured thereby.

         6.16 OTHER INDEBTEDNESS. The occurrence of any default by Mortgagor, after the lapse of any applicable grace or cure period, or the occurrence of any event or circumstance defined as an Event of Default, under any other indebtedness incurred or owing by Mortgagor, or any document or instrument evidencing any obligation to pay such indebtedness.

                                    ARTICLE 7
                              MORTGAGEE'S REMEDIES

         Immediately upon or any time after the occurrence of any Event of Default hereunder, Mortgagee may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Mortgagee may determine in Mortgagee's sole discretion:

         7.1 PERFORMANCE OF DEFAULTED OBLIGATIONS. Mortgagee may make any payment or perform any other obligation under the Loan Documents which Mortgagor has failed to make or perform, and Mortgagor hereby irrevocably appoints Mortgagee as the true and lawful attorney-in-fact for Mortgagor to make any such payment and perform any such obligation in the name of Mortgagor. All payments made and expenses (including attorneys' fees) incurred by Mortgagee in this connection, together with interest thereon at the Default Rate from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Mortgagor to Mortgagee. In lieu of advancing Mortgagee's own funds for such purposes, Mortgagee may use any funds of Mortgagor which may be in Mortgagee's possession, including but not limited to insurance or condemnation proceeds and amounts deposited for taxes, insurance premiums, or other purposes.

         7.2 SPECIFIC PERFORMANCE AND INJUNCTIVE RELIEF. Notwithstanding the availability of legal remedies, but subject to the non-recourse provisions of the Note, Mortgagee will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Mortgagor to cure or refrain from repeating any Default.

         7.3 ACCELERATION OF SECURED OBLIGATIONS. Mortgagee may, without notice or demand, declare all of the Secured Obligations immediately due and payable in full.

         7.4 SUIT FOR MONETARY RELIEF. Subject to the non-recourse provisions of the Note, with or without accelerating the maturity of the Secured Obligations, Mortgagee may sue from time to time for any payment due under any of the Loan Documents, or for money damages resulting from Mortgagor's default under any of the Loan Documents.

         7.5 POSSESSION OF PROPERTY. To the extent permitted by law, Mortgagee may enter and take possession of the Property without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Property, and may lease or rent all or any part of the Property, either in Mortgagee's name or in the name of Mortgagor, and may collect the rents, issues, and profits of the Property. Any revenues collected by Mortgagee under this Section will be applied first toward payment of all expenses (including attorneys' fees) incurred by Mortgagee, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance, if any, will be applied against the Secured Obligations in such order and manner as Mortgagee may elect in its sole discretion.

         7.6 ENFORCEMENT OF SECURITY INTERESTS. Mortgagee may exercise all rights of a secured party under the Code with respect to the Chattels and the Intangible Personalty, including but not limited to taking possession of, holding, and selling the Chattels and enforcing or otherwise realizing upon any accounts and general intangibles. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Mortgagee's giving of such notice to Mortgagor at least ten (10) days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made.

         7.7 FORECLOSURE AGAINST PROPERTY.

                  (a) Mortgagee may bring an action in any court of competent jurisdiction to foreclose this Mortgage or foreclose this Mortgage in any other manner permitted by applicable law. Mortgagor agrees that, in case Mortgagee in the exercise of the Power of Sale herein given elects to sell in parcels, such sales may be held from time to time and the Power of Sale shall not be exhausted until all of the Property shall have been sold; and that Mortgagee shall have the additional right and power to sell the whole of the Property notwithstanding that the proceeds of such sales exceed or may exceed the sum of money then secured hereby. In the event of any separate sale of the Collateral, Mortgagor shall be entitled to reasonable notice of the time and place of any public sale or of the time after which any private sale or other intended disposition thereof is to be made, and such requirement of reasonable notice shall be met if such notice is mailed postage prepaid, to the address of Mortgagor as set forth in this Mortgage at least five (5) days before the time of such sale or other disposition. At any foreclosure sale, the Property or any combination or all of any other security for the Secured Obligations or any part thereof may be offered for sale for one total price, and the proceeds of such sale may be accounted for in one account without distinction between the items of security and without assigning to them any proportion of such proceeds, Mortgagor hereby waiving the application of any doctrine of marshalling of assets.

                  (b) All third-party fees, costs and expenses of any kind incurred by Mortgagee in connection with foreclosure of this Mortgage, including, without limitation, the costs of any appraisals of the Property obtained by Mortgagee, the cost of any title reports or abstracts, all costs of any receivership for the Property advanced by Mortgagee, and all attorneys' and consultants' fees and expenses incurred by Mortgagee, shall constitute a part of the Secured Obligations and may be included as part of the amount owing from Mortgagor to Mortgagee at any foreclosure sale.

                  (c) The proceeds of any sale under this Section shall be applied first to the fees and expenses of the officer conducting the sale, and then to the reduction or discharge of the Secured Obligations in such order and manner as Mortgagee may elect in its sole discretion; any surplus remaining shall be paid over to Mortgagor or to such other person or persons as may be lawfully entitled to such surplus.

                  (d) Nothing in this Section dealing with foreclosure procedures or specifying particular actions to be taken by Mortgagee shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Massachusetts law, and any such inconsistency shall be resolved in favor of Massachusetts law applicable at the time of foreclosure.

         7.8 APPOINTMENT OF RECEIVER. To the extent permitted by law, Mortgagee shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefor, to the appointment of a receiver for the Property upon ex-parte application to any court of competent jurisdiction. Mortgagor waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and its agents shall be empowered to (a) take possession of the Property and any businesses conducted by Mortgagor or any other person thereon and any business assets used in connection therewith, (b) exclude Mortgagor and Mortgagor's agents, servants, and employees from the Property, (c) collect the rents, issues, profits, and income therefrom, (d) complete any construction which may be in progress, (e) do such maintenance and make such repairs and alterations as the receiver deems necessary, (f) use all stores of materials, supplies, and maintenance equipment on the Property and replace such items at the expense of the receivership estate, (g) pay all taxes and assessments against the Property and the Chattels, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, (h) lease the Property or any part thereof, and (i) generally do anything which Mortgagor could legally do if Mortgagor were in possession of the Property. All expenses incurred by the receiver or its agents shall constitute a part of the Secured Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including attorneys' fees incurred by the receiver and by Mortgagee, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance shall be applied toward the Secured Obligations in such order or manner as Mortgagee may in its sole discretion elect or in such other manner as the court may direct. Unless sooner terminated with the express consent of Mortgagee, any such receivership will continue until the Secured Obligations have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired.

         7.9 RIGHT TO MAKE REPAIRS, IMPROVEMENTS. Should any part of the Property come into the possession of Mortgagee, Mortgagee may use, operate, and/or make repairs, alterations, additions and improvements to the Property for the purpose of preserving it or its value. Subject to the non-recourse provisions of the Note, Mortgagor covenants to promptly reimburse and pay to Mortgagee, at the place where the Note is payable, or at such other place as may be designated by Mortgagee in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Mortgagee in connection with its custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Mortgagee at the Default Rate, and all such expenses, costs, taxes, interest, and other charges shall be a part of the Secured Obligations. It is agreed, however, that the risk of accidental loss or damage to the Property is undertaken by Mortgagor and Mortgagee shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

         7.10 SURRENDER OF INSURANCE. Mortgagee may surrender the insurance policies maintained pursuant to the terms hereof, or any part thereof, and receive and apply the unearned premiums as a credit on the Secured Obligations and, in connection therewith, Mortgagor hereby appoints Mortgagee (or any officer of Mortgagee), as the true and lawful agent and attorney-in-fact for Mortgagor (with full powers of substitution), which power of attorney shall be deemed to be a power coupled with an interest and therefore irrevocable, to collect such premiums.

         7.11 PRIMA FACIE EVIDENCE. Mortgagor agrees that, in any assignments, deeds, bills of sale, notices of sale, or postings, given by Mortgagee, any and all statements of fact or other recitals therein made as to the identity of Mortgagee, or as to the occurrence or existence of any Event of Default, or as to the acceleration of the maturity of the Secured Obligations, or as to the request to sell, posting of notice of sale, notice of sale, time, place, terms and manner of sale and receipt, distribution and application of the money realized therefrom, and without being limited by the foregoing, as to any other act or thing having been duly done by Mortgagee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state facts and are without further question to be so accepted, and Mortgagor does hereby ratify and confirm any and all acts that Mortgagee may lawfully do by virtue hereof.

                                    ARTICLE 8
                         ASSIGNMENT OF LEASES AND RENTS

         8.1 ASSIGNMENT OF LEASES AND RENTS. Mortgagor hereby unconditionally and absolutely grants, transfers and assigns unto Mortgagee all rents, royalties, issues, profits and income ("Rents") now or hereafter due or payable for the occupancy or use of the Property, and all Leases, whether written or oral, with all security therefor, including all guaranties thereof now or hereafter affecting the Property; reserving unto Mortgagor, however, a license to collect and retain such Rents prior to the occurrence of any Event of Default. Such license shall be revocable by Mortgagee without notice to Mortgagor at any time after the occurrence of an Event of Default. Mortgagor represents that the Rents and the Leases have not been heretofore sold, assigned, transferred or set over by any instrument now in force and will not at any time during the life of this assignment be sold, assigned, transferred or set over by Mortgagor or by any person or persons whomsoever; and Mortgagor has good right to sell, assign, transfer and see over the same and to grant to and confer upon Mortgagee the rights, interest, powers and authorities herein granted and conferred. Failure of Mortgagee at any time or from time to time to enforce the assignment of Rents and Leases under this Section shall not in any manner prevent its subsequent enforcement, and Mortgagee is not obligated to collect anything hereunder, but is accountable only for sums actually collected.

         8.2 FURTHER ASSIGNMENTS. Mortgagor shall give Mortgagee at any time upon demand any further or additional forms of assignment or transfer of such Rents, Leases ant security as may be reasonably requested by Mortgagee, and shall deliver to Mortgagee executed copies of all such Leases and security.

         8.3 APPLICATION OF RENTS. Mortgagee shall be entitled to deduct and retain a just and reasonable compensation from monies received hereunder for its services or that of its agents in collecting such monies. Any monies received by Mortgagee hereunder may be applied when received from time to time in payment of any taxes, assessments or other liens affecting the Property regardless of the delinquency, such application to be in such order as Mortgagee may determine. The acceptance of this Mortgage by Mortgagee or the exercise of any rights by it hereunder shall not be, or be construed to be, an affirmation by it of any Lease nor an assumption of any liability under any Lease.

         8.4 COLLECTION OF RENTS. Upon or at any time after an Event of Default shall have occurred and be continuing, Mortgagee may declare all sums secured hereby immediately due and payable, and may, at its option, without notice, and whether or not the Secured Obligations shall have been declared due and payable, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, (a) enter upon, take possession of, manage and operate the Property, or any part thereof (including without limitation making necessary repairs, alterations and improvements to the Property); (b) make, cancel, enforce or modify Leases; (c) obtain and evict tenants; (d) fix or modify Rents; (e) do any acts which Mortgagee deems reasonably proper to protect the security thereof; and (f) either with or without taking possession of the Property, in its own name sue for or otherwise collect and receive such Rents, including those past due and unpaid. In connection with the foregoing, Mortgagee shall be entitled and empowered to employ attorneys, and management, rental and other agents in and about the Property and to effect the matters which Mortgagee is empowered to do, and in the event Mortgagee shall itself effect such matters, Mortgagee shall be entitled to charge and receive reasonable management, rental and other fees therefor as may be customary for comparable properties in the area in which the Property is located; and the reasonable fees, charges, costs and expenses of Mortgagee or such persons shall be additional Secured Obligations. Mortgagee may apply all funds collected as aforesaid, less costs and expenses of operation and collection, including reasonable attorneys' and agents' fees, charges, costs and expenses, as aforesaid, upon any Secured Obligations, and in such order as Mortgagee may determine. The entering upon and taking possession of the Property, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any default or waive, modify or affect notice of default under the Note or this Mortgage or invalidate any act done pursuant So such notice.

         8.5 AUTHORITY OF MORTGAGEE. Any tenants or occupants of any part of the Property are hereby authorized to recognize the claims of Mortgagee hereunder without investigating the reason for any action taken by Mortgagee, or the validity or the amount of secured obligations owing to Mortgagee, or the existence of any default in the Note or this Mortgage, or under or by reason of this assignment of Rents and Leases, or the application to be made by Mortgagee of any amounts to be paid to Mortgagee. The sole signature of Mortgagee shall be sufficient for the exercise of any rights under this assignment and the sole receipt of Mortgagee for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Property. Checks for all or any part of the rentals collected under this assignment of Rents and Leases shall be drawn to the exclusive order of Mortgagee.

         8.6 INDEMNIFICATION OF MORTGAGEE. Nothing herein contained shall be deemed to obligate Mortgagee to perform or discharge any obligation, duty or liability of any lessor under any Lease of the Property, and Mortgagor shall and does hereby indemnify and hold Mortgagee harmless from any and all liability, loss or damage which Mortgagee may or might incur under any Lease or by reason of the assignment; and any and all such liability, loss or damage incurred by Mortgagee, together with the costs and expenses, including reasonable attorneys' fees, incurred by Mortgagee in defense of any claims or demands therefor (whether successful or not), shall be additional Secured Obligations, and Mortgagor shall reimburse Mortgagee therefor on demand.

                                    ARTICLE 9
                            MISCELLANEOUS PROVISIONS

         9.1 TIME OF THE ESSENCE. Time is of the essence with respect to all provisions of the Lean Documents.

         9.2 JOINT AND SEVERAL OBLIGATIONS. If Mortgagor is more than one person or entity, then (a) all persons or entities comprising Mortgagor are jointly and severally liable for all of the Secured Obligations; (b) all representations, warranties, and covenants made by Mortgagor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Mortgagor; (c) any breach, Default or Event of Default by any of the persons or entities comprising Mortgagor hereunder shall be deemed to be a breach, Default, or Event of Default of Mortgagor; (d) any reference herein contained to the knowledge or awareness of Mortgagor shall mean the knowledge or awareness of any of the persons or entities comprising

Mortgagor; and (e) any event creating personal liability of any of the persons or entities comprising Mortgagor shall create personal liability for all such persons or entities.

         9.3 WAIVER OF HOMESTEAD AND OTHER EXEMPTIONS. To the extent permitted by law, Mortgagor hereby waives all rights to any homestead or other exemption to which Mortgagor would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law. Mortgagor hereby waives any right it may have to require Mortgagee to marshal all or any portion of the security for the Secured Obligations.

         9.4 NON-RECOURSE; EXCEPTIONS TO NON-RECOURSE. Except as expressly set forth in the Note, the recourse of Mortgagee with respect to the obligations evidenced by the Note and the other Loan Documents shall be solely to the Property, Chattels and Intangible Personalty, and any other collateral given as security for the Note.

         9.5 RIGHTS AND REMEDIES CUMULATIVE. Mortgagee's rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Mortgagee under each of the other Loan Documents and those otherwise available to Mortgagee at law or in equity. No act of Mortgagee shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Mortgagee.

         9.6 NO IMPLIED WAIVERS. Mortgagee shall not be deemed to have waived any provision of any Loan Document unless such waiver is in writing and is signed by Mortgagee. Without limiting the generality of the preceding sentence, neither Mortgagee's acceptance of any payment with knowledge of a Default by Mortgagor, nor any failure by Mortgagee to exercise any remedy following a Default by Mortgagor shall be deemed a waiver of such Default, and no waiver by Mortgagee of any particular Default on the part of Mortgagor shall be deemed a waiver of any other Default or of any similar Default in the future.

         9.7 NO THIRD-PARTY RIGHTS. No person shall be a third-party Mortgagee of any provision of any of the Loan Documents. All provisions of the Loan Documents favoring Mortgagee are intended solely for the benefit of Mortgagee, and no third party shall be entitled to assume or expect that Mortgagee will not waive or consent to modification of any such provision in Mortgagee's sole discretion.

         9.8 PRESERVATION OF LIABILITY AND PRIORITY. Without affecting the liability of Mortgagor or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, and without impairing in any way the priority of this Mortgage over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Mortgagee may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Mortgagee may have under any of the

Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real or personal property securing the Secured Obligations. Any person acquiring or recording evidence of any interest of any nature in the Property, the Chattels, or the Intangible Personalty shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Mortgagee.

         9.9 SUBROGATION OF MORTGAGEE. Mortgagee shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Mortgagee under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

         9.18 NOTICES. Any notice required or permitted to be given by Mortgagor or Mortgagee under this Mortgage shall be in writing and will be deemed given
(a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or
(c) upon receipt if sent by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

                  If to Mortgagor:

                           KS Parcel D, LLC
                           101 Main Street, 18th Floor
                           Cambridge, Massachusetts 02142
                           Attention: Mr. Robert L. Green

                  with copies to:

                           The Lyme Timber Company
                           P.O. Box 266
                           16 On the Common
                           Lyme, New Hampshire 03768
                           Attention: Mr. David M. Roby

                           Lyme Properties LLC
                           23 South Main Street
                           Hanover, New Hampshire 03755
                           Attention: Mr. David E. Clem

                           Piper Rudnick LLP
                           One International Place, 21st Floor
                           Boston, Massachusetts 02110-2600
                           Attention: Daniel A. Taylor, Esq.

                  If to Mortgagee:

                           The Variable Annuity Life Insurance Company
                           c/o AIG Global Investment Corp.
                           1 SunAmerica Center, 38th Floor
                           Century City
                           Los Angeles, California 90067-6022
                           Attention: Director-Mortgage Lending and Real Estate

                  with a copy to:

                           Otten, Johnson, Robinson,
                             Neff & Ragonetti, P.C.
                           950 Seventeenth Street, Suite 1600
                           Denver, Colorado 80202
                           Attention: Mark F. Copertino, Esq.

Either party may change such party's address for notices or copies of notices by giving notice to the other party in accordance with this Section.

         9.11 DEFEASANCE. Upon payment and performance in full of all of the Secured Obligations, Mortgagee will execute and deliver to Mortgagor such documents as may be required to release this Mortgage of record.

         9.12 ILLEGALITY. If any provision of this Mortgage is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Mortgage, the legality, validity, and enforceability of the remaining provisions of this Mortgage shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Mortgage a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Mortgage shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

         9.13 USURY SAVINGS CLAUSE. It is expressly stipulated and agreed to be the intent of Mortgagee and Mortgagor at all times to comply with the applicable law governing the highest lawful interest rate. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the maturity of the Note, any prepayment by Mortgagor, or any other circumstance whatsoever, results in Mortgagor having paid any interest in excess of that permitted by applicable law, then it is the express intent of Mortgagor and Mortgagee that all excess amounts theretofore collected by Mortgagee be credited on the principal balance of the Note (or, at Mortgagee's option, paid over to Mortgagor), and the provisions of the Note and other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Mortgagee for the use, forbearance or detention of the Secured Obligations evidenced hereby or by the Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Secured Obligations until payment in full so that the rate or amount of interest on account of such Secured Obligations does not exceed the maximum rate or amount of interest permitted under applicable law. The term "applicable law" as used herein shall mean any federal or state law applicable to the Loan.

         9.14 OBLIGATIONS BINDING UPON MORTGAGOR'S SUCCESSORS. This Mortgage is binding upon Mortgagor and Mortgagor's successors and assigns, and shall inure to the benefit of Mortgagee, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Mortgagor in this Mortgage shall be joint and several obligations of Mortgagor and Mortgagor's successors and assigns.

         9.15 CONSTRUCTION. All pronouns and any variations of pronouns herein shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require. Whenever the terms herein are singular, the same shall be deemed to mean the plural, as the identity of the parties or the context requires.

         9.16 ATTORNEYS' FEES. Any reference in this Mortgage to attorneys' or counsels' fees paid or incurred by Mortgagee shall be deemed to include reasonable paralegals' fees and reasonable legal assistants' fees. Moreover, wherever provision is made herein for payment of attorneys' or counsel's fees or expenses incurred by Mortgagee, such provision shall include but not be limited to, such fees or expenses incurred in any and all judicial, bankruptcy, reorganization, administrative, or other proceedings, including appellate proceedings, whether such fees or expenses arise before proceedings are commenced, during such proceedings or after entry of a final judgment.

         9.17 WAIVER AND AGREEMENT. MORTGAGOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE UNDER APPLICABLE LAW TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT PREPAYMENT CHARGE, UPON ACCELERATION OF THE MATURITY DATE OF THE NOTE, AND AGREES THAT, IF FOR ANY REASON A PREPAYMENT OF ALL OR ANY PART OF THE NOTE IS MADE, WHETHER VOLUNTARILY OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE NOTE BY MORTGAGEE ON ACCOUNT OF THE OCCURRENCE OF ANY EVENT OF DEFAULT ARISING FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, AS A RESULT OF ANY PROHIBITED OR RESTRICTED TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION OF THE PROPERTY OR ANY PART THEREOF SECURING THE NOTE, THEN, EXCEPT AS OTHERWISE SET FORTH IN THE NOTE OR THE OTHER LOAN DOCUMENTS, MORTGAGOR SHALL BE OBLIGATED TO PAY, CONCURRENTLY WITH SUCH

PREPAYMENT, THE PREPAYMENT PREMIUM PROVIDED FOR IN THE NOTE. MORTGAGOR HEREBY DECLARES THAT MORTGAGEE'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THE NOTE CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY MORTGAGOR, FOR THIS WAIVER AND AGREEMENT.

         9.18 WAIVER OF JURY TRIAL. MORTGAGEE AND MORTGAGOR KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS MORTGAGE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE AND MORTGAGOR TO ENTER INTO THE LOAN.

         9.19 GOVERNING LAWS. The substantive laws of the Commonwealth of Massachusetts shall govern the validity, construction, enforcement and interpretation of this Mortgage.

         9.20 INCONSISTENCY. In the event of any inconsistency between the terms of the Loan Documents and the terms of that certain First Mortgage Loan Application between Mortgagor and Mortgagee, as amended, the terms of the Loan Documents shall govern and control in all respects.

         9.21 INCORPORATION OF ADDENDUM. The "Leasehold Addendum to Mortgage" attached hereto is hereby incorporated into and made a part of this Mortgage, as provided in such Leasehold Addendum to Mortgage.

         9.22 STATUTORY CONDITION. This Mortgage is upon the STATUTORY CONDITION, and upon the further condition that each of the aforementioned covenants, agreements, representations and warranties shall be kept and duly performed. If there shall occur a breach of any of such conditions which constitutes an Event of Default hereunder, or if the entire mortgage debt becomes due at the option of Mortgagee, the holder hereof shall have the STATUTORY POWER OF SALE, and, as to the Collateral, all rights and remedies conferred by the Uniform Commercial Code.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Mortgagor has executed and delivered this Mortgage under seal as of the date first mentioned above.

                               KS PARCEL D, LLC, a Delaware limited liability company

                               By: Kendall Square, LLC, a Delaware limited
                                   liability company, its manager

                                   By: Lyme Properties LLC, a New Hampshire
                                       limited liability company, its manager

                                       By:/s/ David E. Clem
                                          --------------------------------------
                                       Name: David E. Clem
                                       Title: Manager

                          COMMONWEALTH OF MASSACHUSETTS

COMMONWEALTH OF MASSACHUSETTS       )
                                    ) ss.
COUNTY OF Middle Sex                )                   November 14, 2003

         Then personally appeared the above-named David E. Clem. Manager of Lyme Properties LLC, a New Hampshire limited liability company, Manager of Kendall Square, LLC, a Delaware limited liability company, Manager of KS Parcel D, LLC, a Delaware limited liability company, and acknowledged the foregoing instrument to be the free act and deed of David E. Clem and such limited liability companies before me.

                           /s/ Charlene M. Sullivan
                           -----------------------
                           Notary Public
                           Charlene M. Sullivan
                           My commission expires: 10/30/09

                         LEASEHOLD ADDENDUM TO MORTGAGE

         This Leasehold Addendum to Mortgage ("Addendum") is attached to and made a part of that certain Mortgage, Security Agreement, Fixture Filing, Financing Statement Assignment of Leases and Rents (the "Mortgage") executed by KS Parcel D, LLC, a Delaware limited liability company ("Mortgagor"), for the benefit of The Variable Annuity Life Insurance Company, a Texas corporation ("Mortgagee"). This Addendum shall constitute a part of the Mortgage and shall supplement the terms and conditions of the Mortgage. In the event of a conflict between the terms of the Mortgage and this Addendum, the terms of this Addendum shall prevail. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings ascribed to them in the Mortgage. The term "Mortgage," as such term appears in any of the Loan Documents, shall mean and refer to the Mortgage, as supplemented by this Addendum, together with all exhibits.

         1. Granting Clause. The granting language set forth in Section 2.1 of the Mortgage shall extend to and include, and Mortgagor does hereby grant, bargain, sell, convey, mortgage and warrant with MORTGAGE COVENANTS unto Mortgagee the entire right, title and Interest of Mortgagor in and to the Leasehold Estate (hereinafter defined) demised to Mortgagor pursuant to the terms and conditions of the Parking Lease (hereinafter defined), together with any other or greater interest in the Property hereafter acquired by Mortgagor, including, but not limited to, any fee estate hereafter acquired by Mortgagor in the land or improvements demised to Mortgagor under the provisions of such Parking Lease, and the end entire right, title and interest of Mortgagor in, to and under the Parking Lease. Except for that portion of the Property in which Mortgagor's interest therein is in the nature of a leasehold estate, the Mortgage shall be deemed to encumber, and to grant, bargain, sell, convey, mortgage and warrant with MORTGAGE and COVENANTS to Mortgagee the fee simple title to the entire Property. As used herein, the term "Parking Lease" shall mean that certain Parking Lease dated as of July 17, 2002, by and between Kendall Square, LLC, a Delaware limited liability company ("Kendall Square"), as lessor, and KS Parcel A/D, LLC, a Delaware limited liability company, as lessee, a notice of which dated July 17, 2002, was recorded with the Middlesex S.D. Registry of Deeds on July 19, 2002, as Instrument No. 987 in Book 35927, Page 340, as conveyed by KS Parcel A, LLC, a Delaware limited liability company (f/k/a KS Parcel A/D, LLC), to Mortgagor, as evidenced by an Amended and Restated Notice of Lease by and between Kendall Square, as landlord, and Mortgagor, as tenant, dated as of November 27, 2002, and recorded with said Middlesex S.D. Registry of Deeds on December 3, 2002, as Instrument No. 1255 in Book 37245, Page 400, as amended by First Amendment to Lease dated on or about the date hereof executed by Kendall Square, KS South Garage, LLC, a Delaware limited liability company ("KS South Garage"), and Mortgagor, as evidenced by a Second Amended and Restated Notice of Lease executed by Kendall Square, KS South Garage and Mortgagor, and recorded with said Middlesex S.D. Registry of Deeds contemporaneously herewith.

         2. Representations and Warranties. Mortgagor hereby represents, covenants and warrants to Mortgagee that:

                  (a) Mortgagor is the sole owner and holder of the entire leasehold estate demised pursuant to the Parking Lease (referred to herein as the "Leasehold Estate") and

                                    Addendum
the entire right, title and interest of the lessee or tenant under the Parking Lease creating such Leasehold Estate, and such Leasehold Estate and Mortgagor's interest under such Parking Lease are free and clear of all liens, encumbrances, security interests and other claims whatsoever, subject only to the Permitted Exceptions. The foregoing representation shall, as to that portion of the Property in which Mortgagor's interest therein is in the nature of a leasehold estate, be deemed to supersede the representation set forth in Section 3.1 (a) of the Mortgage;

                  (b) the Parking Lease is in full force and effect and unmodified;

                  (c) all rents (including any additional rents and other charges) reserved in the Parking Lease have been paid to the extent they were payable prior to the date hereof;

                  (d) there are no defaults under the Parking Lease by any of the parties thereto and there are no events or circumstances existing which, after notice or the passage of time, or both, would constitute a default or an event of default under such Parking Lease; and

                  (e) Mortgagor has obtained all such consents and approvals to mortgage, pledge, assign, transfer, grant, bargain, sell, warrant, convey and/or encumber Mortgagor's interest in and to the Leasehold Estate and/or the Parking Lease which are required from the landlord or lessor under the Parking Lease, and Mortgagee is, and at all times will be, free to exercise its rights and powers pursuant to the Mortgage, including each of the rights set forth in
Article 7 thereof, without any further consent or approval of the landlord or lessor under such Parking Lease.

         3. Payments. Mortgagor will pay or cause to be paid all rents, additional rents, taxes, assessments, water rates, sewer rents, and other charges mentioned in and made payable by the Parking Lease for which provision has not been made hereinbefore, when and as often as the same shall become due and payable, and Mortgagor will within ten (10) days following Mortgagee's request therefor deliver to Mortgagee evidence of such payments.

         4. Performance of Parking Lease. Mortgagor shall timely pay and perform, in a timely manner, each of its obligations under or in connection with the Parking Lease, and shall otherwise pay such sums and take such action as shall be necessary or required in order to maintain the Parking Lease in full force and effect in accordance with its terms. Mortgagor shall immediately furnish to Mortgagee copies of any notices given to Mortgagor by the lessor under the Parking Lease, alleging the default by Mortgagor in the timely payment or performance of its obligations under such Parking Lease and any subsequent communication related thereto. Mortgagor shall also promptly furnish to Mortgagee copies of any notices given to Mortgagor by the lessor under the Parking Lease, extending the term of the Parking Lease, requiring or demanding the expenditure of any sum by Mortgagor (or demanding the taking of any action by Mortgager), or relating to any other material obligation of Mortgagor under such Parking Lease or any subsequent communication related thereto. Mortgagor agrees that Mortgagee, in its sole discretion, may advance any sum or take any action which Mortgagee believes is necessary or required to maintain the Parking Lease in full force and effect, and all such sums advanced by Mortgagee, together with all costs and expenses incurred by Mortgagee in connection with action taken by Mortgagee pursuant to this Section, shall be due and payable by Mortgagor to Mortgagee upon demand, shall bear interest from the date that is ten (10) days following demand

                                    Addendum
therefore until paid at the "Default Rate" (as that term is defined in the Note), and shall be secured by the Mortgage.

         5. No Modification or Cancellation. Mortgagor will neither do nor neglect to do anything which may cause or permit the termination of the Parking Lease. Mortgagor will not surrender the Leasehold Estate or its interest in and to the Parking Lease, nor terminate or cancel or suffer the termination or cancellation of the Parking Lease, and it will not without the express written consent of Mortgagee modify, change, supplement, alter or amend the Parking Lease, either orally or in writing, and as further security for the repayment of the indebtedness secured hereby and for the performance of the covenants herein and in the Parking Lease, Mortgagor hereby assigns to Mortgagee all of its rights, privileges and prerogatives under the Parking Lease to terminate, cancel, modify, change, supplement, alter or amend the Parking Lease, arid any such termination, cancellation, modification, change, supplement, alteration or amendment of the Parking Lease without the prior written consent thereto by Mortgagee shall be void and of no force and effect. Mortgagor does hereby expressly release, relinquish and surrender unto Mortgagee all of Mortgagor's right, power and authority to cancel, surrender, amend, modify or alter in any way the terms and provisions of the Parking Lease and any attempt on the part of Mortgagor to exercise any such right without the written authority and consent thereto of Mortgagee being first had and obtained shall constitute an Event of Default hereunder and the entire indebtedness secured hereby shall, at the option of Mortgagee, become due and payable forthwith and without notice.

         The foregoing notwithstanding, so long as there is no Event of Default hereunder, or in the performance by Mortgagor of any of the terms, covenants and conditions in the Parking Lease, Mortgagee shall have no right to terminate, cancel, modify, change, supplement, alter or amend the Parking Lease.

         6. No Subordination. Mortgagor shall not subordinate the Parking Lease or the Leasehold Estate to any mortgage, Mortgage or other encumbrance of, or lien on, the fee interest of any owner of the Property. Any such attempted subordination shall be void and of no force or effect.

         7. Subleases. All subleases entered into by Mortgagor with respect to all or any portion of the Property (and all existing subleases modified or amended by Mortgagor) shall provide that if Mortgagee forecloses under this or any other Mortgage encumbering the Property or enters into a new lease with the landlord under the Parking Lease, whether pursuant to the provisions for a new lease contained in such Parking Lease, in any Landlord Estoppel Agreement executed for the benefit of Mortgagee, or otherwise, the subtenant shall attorn to Mortgagee or its assignee and the sublease shall remain in full force and effect in accordance with its terms notwithstanding the termination of such Parking Lease.

         8. Prepaid Rents; Security Deposits. Mortgagor hereby assigns to Mortgagee a security interest in any and all prepaid rents and security deposits and all other security which the landlord under the Parking Lease now or hereafter holds for the performance of Mortgagor's obligations thereunder.

                                    Addendum

         9. Estoppels. Promptly upon demand by Mortgagee, Mortgagor shall use reasonable efforts to obtain from the landlord under the Parking Lease and furnish to Mortgagee an estoppel certificate of such landlord stating the date through which rent has been paid, whether or net there are any defaults under the Parking Lease, the specific nature of any claimed defaults, and such other matters as may be reasonably requested by Mortgagee.

         10. No Waiver. Mortgagor will not waive, excuse, condone or in any way release or discharge the landlord under the Parking Lease of or from the obligations, covenants and agreements by said landlord to be done and performed under the Parking Lease.

         11. Arbitration; Appraisal and Legal Proceedings. Mortgagor shall notify Mortgagee of any arbitration, appraisal or legal proceedings involving obligations under the Parking Lease, and Mortgagee may intervene in any such proceeding and be made a party. Mortgagor shall promptly provide Mortgagee with a copy of any decision rendered in any such proceeding.

         12. Default Under or Termination of Parking Lease; Performance by Mortgagee. The occurrence of any default, after the expiration of any notice, grace and cure periods, by Mortgagor under the Parking Lease, or the termination of the Parking Lease before the expiration of the term thereof for any reason, without the prior written consent of Mortgagee, shall constitute an Event of Default under the Mortgage and under each of the other Loan Documents. For purposes of determining whether a default, after the expiration of any notice, grace and cure periods, has occurred, Mortgagee shall be entitled to rely on, and accept as correct, any notice of default delivered by the lessor under the Parking Lease. Mortgagee may (but shall not be obligated to) take any action Mortgagee deems necessary or desirable to prevent or cure any default by Mortgagor in the performance of or compliance with any of Mortgagor's covenants and obligations under the Parking Lease. In such event, the performance by Mortgagee on behalf of Mortgagor shall not remove or waive, as between Mortgagor and Mortgagee, the corresponding default under the terms hereof and any amount advanced and any costs incurred in connection therewith, with interest thereon at the Default Rate (as defined in the Note) from the date that is ten (10) days following demand therefor, shall be repayable by Mortgagor without demand and shall be secured hereby and any such failure aforesaid shall be subject to all of the rights and remedies of Mortgagee under the Mortgage available on account of any Event of Default hereunder.

         13. Advances by Mortgagee. To the extent permitted by law, the price payable by Mortgagor or by any other party so entitled, in the exercise of the right of redemption, if any, from a sale of the Property due to a foreclosure of the Mortgage shall include all rents paid and other sums advanced by Mortgagee on behalf of Mortgagor as the tenant under the Parking Lease.

         14. Merger. So long as any of the indebtedness secured by the Mortgage shall remain unpaid, unless Mortgagee shall otherwise consent in writing, the fee title to the Property and the Leasehold Estate shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates either in the landlord or in the tenant, or in a third party, by purchase or otherwise. Mortgagor further covenants and agrees that, in case Mortgagor shall acquire the fee title, or any other estate, title or interest in the Property, the Mortgage shall attach

                                    Addendum
to and cover and be a lien upon such other estate so acquired, and such other estate so acquired by Mortgagor shall be considered as mortgaged, assigned or conveyed to Mortgagee and the lien hereof shall cover such estate with the same force and effect as though specifically herein mortgaged, assigned or conveyed. The provisions of this Paragraph 14 shall not apply in the event the holder of the Note secured hereby acquires the fee title to the Property except if Mortgagee shall so elect.

         15. Rights of Mortgagee. Mortgagee shall have the right at any time during the term of the Parking Lease to:

                  (a) do any act or thing required of Mortgagor under the Parking Lease that Mortgagor fails to do, and any act or thing done and performed by Mortgagee shall be as effective to prevent a forfeiture of Mortgagor's rights under the Parking Lease as if done by Mortgagor itself; and

                  (b) realize on the security afforded by the Leasehold Estate by exercising foreclosure proceedings or power of sale or other remedy afforded at law or in equity, or under the Mortgage, and to:

                           (i) transfer, convey or assign the title of Mortgagor
in the Parking Lease for the estate created by the Parking Lease to any purchaser at any foreclosure sale, whether the foreclosure sale is conducted pursuant to court order or pursuant to the power of sale contained in the Mortgage; and

                           (ii) acquire and succeed to the interest of Mortgagor
under the Parking Lease by virtue of any foreclosure sale, whether the foreclosure sale is conducted pursuant to court order or pursuant to the power of sale contained in the Mortgage, or by assignment or deed in lieu of foreclosure.

         16. Application of Insurance Proceeds and/or Condemnation Awards. Notwithstanding anything contained in Section 4.5 or 4.8 of the Mortgage to the contrary, Mortgagee shall have no obligation to apply insurance proceeds and/or condemnation awards to pay for repairs or replacements necessitated by a casualty and/or condemnation unless Mortgagor is the party under the Parking Lease responsible for such repair or replacement.

         17. Bankruptcy Code.

                  (a) Attachment to Right to Remain in Possession. The lien of the Mortgage shall attach to all of Mortgagor's rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, 11 U.S.C.
Section 365(h), including, without limitation, all of Mortgagor's rights to remain in possession of the property, estate and interest conveyed under the Mortgage.

                  (b) Mortgagor's Election to Treat Parking Lease as Terminated. Mortgagor shall not without Mortgagee's prior written consent elect to treat the Parking Lease as terminated under Subsection 365(h)(1) of the Bankruptcy Code, 11 U.S.C. Section 365(h)(1). Any such election made without Mortgagee's consent shall be void.

                                    Addendum

                  (c) Assignment of Claim for Damages. Mortgagor hereby unconditionally assigns, transfers and sets over to Mortgagee all of Mortgagor's claims and rights to the payment of damages arising from any rejection by the landlord under the Parking Lease (i.e., the fee owner) under the Bankruptcy Code, 11 U.S.C. Section 101, et seq. Mortgagee shall have the right to proceed in its own name or in the name of Mortgagor in respect of any claim, suit, action or proceeding relating to the rejection of the Parking Lease, including, without limitation, the right to file and prosecute, to the exclusion of Mortgagor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the landlord under the Parking Lease under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the indebtedness and obligations secured by the Mortgage shall have been satisfied and discharged in full. Any amounts received by Mortgagee as damages arising out of the rejection of the Parking Lease as aforesaid shall be applied first to all costs and expenses of Mortgagee (including, without limitation, attorneys' fees) incurred in connection with the exercise of any of its rights or remedies under this paragraph.

                  (d) Disapproval of Rent Offset. If pursuant to Subsection 365(h)(1)(B) of the Bankruptcy Code, 11 U.S.C. Section 365(h)(1)(B), Mortgagor shall seek to offset against the rent reserved in the Parking Lease the amount of any damages caused by the nonperformance by the landlord under the Parking Lease of any of such landlord's obligations under the Parking Lease after the rejection by such landlord of the Parking Lease under the Bankruptcy Code, Mortgagor shall, prior to effecting such offset, notify Mortgagee of its intent so to do, setting forth the amounts proposed to be so offset and the basis therefor. Mortgagee shall have the right to object to all or any part of such offset, and, in the event of such objection, Mortgagor shall not effect any offset of the amounts so objected to by Mortgagee. If Mortgagee shall have failed to object as aforesaid within ten (10) days after notice from Mortgagor in accordance with the first sentence of this paragraph, Mortgagor may proceed to effect such offset in the amounts set forth in Mortgagor's notice. Neither Mortgagee's failure to object as aforesaid nor any objection or other communication between Mortgagee and Mortgagor relating to such offset shall constitute an approval of any such offset by Mortgagee. Mortgagor shall pay and protect Mortgagee, and indemnify and save Mortgagee harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, costs and expenses of every nature whatsoever (including, without limitation, attorneys' fees) arising from or relating to any offset by Mortgagor against the rent reserved in the Parking Lease.

                  (e) Control of Litigation. If any action, proceeding, motion or notice shall be commenced or filed in respect of the landlord under the Parking Lease or the estate, interest or property conveyed by Mortgagor hereunder in connection with any case under the Bankruptcy Code, 11 U.S.C.
Section 101, et seq., Mortgagee shall have the option, to the exclusion of Mortgagor, exercisable upon notice from Mortgagee to Mortgagor, to conduct and control any such litigation with counsel of Mortgagee's choice. Mortgagee may proceed in its own name or in the name of Mortgagor in connection with any such litigation, and Mortgagor agrees to execute any and all powers, authorizations, consents or other documents required by Mortgagee in connection therewith. Mortgagor shall, upon demand, pay to Mortgagee all costs and expenses (including attorneys' fees) paid or incurred by Mortgagee in connection with the prosecution or conduct of any such proceedings. Any such costs or expenses not paid by

                                    Addendum

Mortgagor as aforesaid shall be secured by the lien of the Mortgage and shall be added to the principal amount of the indebtedness secured hereby. Mortgagor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Parking Lease in any such case under the Bankruptcy Code without the prior written consent of Mortgagee.

                  (f) Notice of Filing of Petition by or Against the Landlord Under the Parking Lease. Mortgagor shall, after obtaining knowledge thereof, promptly notify Mortgagee orally of any filing by or against the landlord under the Parking Lease of a petition under the Bankruptcy Code, 11 U.S.C. Section 101, et seq., by telephonic notice to the location for Mortgagee stated herein for notice. Mortgagor shall thereafter forthwith give written notice of such filing to Mortgagee setting forth any information available to Mortgagor as to the date of such filing, the court in which such petition was filed and the relief sought therein. Mortgagor shall promptly deliver to Mortgagee, following receipt, copies of any and all notices, summonses, pleadings, applications and other documents received by Mortgagor in connection with any such petition and any proceedings relating thereto.

                  (g) Mortgagee's Assumption of the Parking Lease. If there shall be filed by or against Mortgagor a petition under the Bankruptcy Code, 11 U.S.C. Section 101, et seq. and Mortgagor as lessee under the Parking Lease shall determine to reject the Parking Lease pursuant to Section 365(a) of the Bankruptcy Code, Mortgagor shall give Mortgagee not less than ten (10) days prior notice of the date on which Mortgagor shall apply to the Bankruptcy Court for authority to reject the Parking Lease. Mortgagee shall have the right, but not the obligation, to serve upon Mortgagor within such ten (10) day period a notice stating that (i) Mortgagee demands that Mortgagor assume and assign the Parking Lease to Mortgagee pursuant to Section 365 of the Bankruptcy Code and
(ii) Mortgagee covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Parking Lease. If Mortgagee shall serve upon Mortgagor the notice described in the preceding sentence, Mortgagor shall not seek to reject the Parking Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given subject to the performance by Mortgagee of the covenant provided for in clause (ii) in the preceding sentence.

                  (h) Extension of Rejection Period. Effective upon the entry of an order for relief in respect of Mortgagor under the Bankruptcy Code, 11 U.S.C.
Section 101, et seq., Mortgagor hereby assigns and transfers to Mortgagee a nonexclusive right to apply to the Bankruptcy Court under Subsection 365(d) of the Bankruptcy Code for an order extending the period during which the Parking Lease may be rejected or assumed.

         18. Bankruptcy Code Defined. As used in the Mortgage (i) any reference to the "Bankruptcy Code" shall be a reference to Title 11 of the United States Code, as the same may be amended from time to time or any successor statute, and
(ii) any reference to a specific section of Title 11 of the United States Code shall be a reference to such section, as the same may be amended from time to time or any successor statute.

         19. Grant of Security Interest. As additional security for the Secured Obligations, Mortgagor hereby grants to Mortgagee a security interest in all of Mortgagor's

                                    Addendum
rights and remedies at any time arising under or pursuant to Section 365(h) of the Bankruptcy Code, or under or pursuant to any other provision of the Bankruptcy Code, including, without limitation, all of Mortgagor's rights to remain in possession of any portion of the Property that is subject to a Parking Lease.

                                    Addendum
                                     Page 8

                                    EXHIBIT A
                                       TO
                                    MORTGAGE

                               (LEGAL DESCRIPTION)

                                    Exhibit A

                                    EXHIBIT A
                                       TO
                                    MORTGAGE

                               (LEGAL DESCRIPTION)

PARCEL ONE (FEE PARCEL)

A PARCEL OF LAND IN CAMBRIDGE, MIDDLESEX COUNTY, MASSACHUSETTS, WESTERLY OF LAND NOW OR FORMERLY OF MIRANT KENDALL, L.L.C., SHOWN AS PARCEL D ON A PLAN OF LAND ENTITLED, "KENDALL SQUARE, SUBDIVISION PLAN OF LAND IN CAMBRIDGE, MASSACHUSETTS, MIDDLESEX COUNTY", SCALE 1"=50', DATED MAY, 2002, PREPARED BY GUNTHER ENGINEERING, INC., SHEET 1 OF 6, RECORDED WITH THE MIDDLESEX SOUTH DISTRICT REGISTRY OF DEEDS ON JULY 19, 2002 IN BOOK 35927, PAGE 209 (PLAN NO. 759 OF
2002), AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEASTERLY CORNER OF SAID PARCEL, SAID CORNER BEING THE NORTHWESTERLY CORNER OF LAND NOW OR FORMERLY OF SAID MIRANT KENDALL, L.L.C., AS SHOWN ON SAID PLAN AND BEING THE POINT OF BEGINNING; THENCE:

S 19-57-30 W      106.39 FEET TO AN IRON PIPE SET; THENCE

N 80-05-01 W      32.09 FEET TO AN IRON PIPE SET; THENCE

S 09-54-59 W      101.62 FEET THE LAST THREE COURSES RUNNING BY THE WESTERLY
                  PROPERTY LINE OF SAID MIRANT KENDALL, L.L.C.; THENCE

N 73-17-11 W      160.73 FEET BY THE NORTHERLY SIDELINE OF KENDALL STREET;
                  THENCE

N 09-54-59 E      187.36 FEET BY THE WESTERLY SIDELINE OF THE NORTH-SOUTH
                  PORTION OF KENDALL STREET; THENCE

S 80-05-01 E      210.24 FEET BY THE SOUTHERLY SIDELINE OF ATHENAEUM STREET
                  TO LAND NOW OR FORMERLY OF SAID MIRANT KENDALL, L.L.C., TO
                  THE POINT OF BEGINNING.

BUT EXCLUDING ANY INTEREST IN THE FEE OF ANY OF THE PRIVATE WAYS SHOWN ON SAID SUBDIVISION PLAN.

TOGETHER WITH THE BENEFIT OF THE FOLLOWING APPURTENANT EASEMENTS, BUT SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE GRANT THEREOF:

A. EASEMENTS AS SET FORTH IN KENDALL SQUARE DECLARATION OF COVENANTS, EASEMENTS AND RESTRICTIONS DATED AS OF JULY 17, 2002, BY KENDALL SQUARE, LLC AND RECORDED ON JULY 19, 2002 AS INSTRUMENT NO. 983 IN BOOK 35927, PAGE 246;

B. DEED FROM KENDALL SQUARE, LLC AS GRANTOR AND PARKING GRANTOR, TO KS PARCEL A/D, LLC CONVEYING "PARCEL D" DATED AS OF JULY 17, 2002 AND RECORDED WITH THE MIDDLESEX S.D. REGISTRY OF DEEDS ON JULY 19, 2002, AS INSTRUMENT NO. 985 IN BOOK 35927, PAGE 314.

ALSO KNOWN AS 500 KENDALL STREET, CAMBRIDGE, MASSACHUSETTS.

PARCEL TWO

LEASEHOLD INTEREST ONLY PURSUANT TO THE PARKING LEASE DESCRIBED IN SECTION 1 OF THE LEASEHOLD ADDENDUM TO THIS MORTGAGE, SECURITY AGREEMENT, FIXTURE FILING, FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS.

                                    EXHIBIT B
                                       TO
                                    MORTGAGE

                                  (CONTRACTS)

Construction Contract dated September 1, 2000 between Kendall Square LLC and Turner Construction Company

Architect Contract dated March 1, 2000 between Kendall Square LLC and Behnisch Behnisch & Partner, Inc.

                                   Exhibit B
                                     Page 1